

                          ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                                Table of Contents
                                                                                      Page
                                                                                      ----
                               Section I - Overview
Important Notes                                                                         2

Company Information                                                                     3

Portfolio Snapshot                                                                      4

Organizational Chart                                                                    5

Management Team                                                                         6

                        Section II - Financial Information

Market Capitalization                                                                   7

Shareholder Information                                                                 8

Operating Statements - Consolidated                                                     9

Operating Statements - Joint Venture Activity                                          11

Operating Statements - Activity by Source                                              13

Operating Statements - Current v. Historical                                           15

Net Operating Income - Same Property Performance                                       16

Funds from Operations ("FFO"), Adjusted FFO ("AFFO") and
  and Funds Available for Distribution ("FAD")                                         17

Capital Expenditures                                                                   18

Balance Sheets                                                                         19

Selected Operating Ratios                                                              20

Debt Analysis - Summary                                                                21

Debt Analysis - Detail                                                                 22

Debt Maturity Schedule                                                                 24

Unencumbered Properties                                                                25








                                                                                     Page
                                                                                     ----
     Section III - Joint Venture - Acadia Strategic Opportunity Fund

Overview                                                                               26

Joint Venture Properties - Detail                                                      27

Kroger/Safeway Locations                                                               28

Top 10 Joint Venture Tenants                                                           29

                    Section IV - Portfolio Information

Properties  - Overview                                                                 30

Properties by Region - Summary                                                         33

Properties by State - Summary                                                          34

Properties - Detail                                                                    35

Leasing Production                                                                     38

Top 10 Tenants - Consolidated                                                          39

Anchor Tenant Detail                                                                   40

Anchor Lease Expirations - 2003 through 2005                                           44

Lease Expirations                                                                      45

Property Demographics                                                                  51

Residential Properties                                                                 52


Visit acadiarealty.com for current news as well as additional property details and financial information

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                                 Important Notes
                                 _______________


SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Supplementary Disclosure constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, which will, among other things, affect demand for rental space, the availability and creditworthiness of prospective tenants, lease rents and the availability of financing; adverse changes in the Company's real estate markets, including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; and environmental/safety requirements. The Company also refers you to the documents filed by the Company, from time to time, with the Securities and Exchange Commission, including without limitation the Company's Annual Report on Form 10-K and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" incorporated by reference therein, for a discussion of such risks and uncertainties.

PRESENTATION OF FUNDS FROM OPERATIONS

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company historically has added back impairments in real estate in calculating FFO, in accordance with prior NAREIT guidance. However, NAREIT, based on discussions with the SEC, has provided revised guidance that provides that impairments should not be added back to net income in calculating FFO. As such, historical FFO has been restated consistent with this revised guidance.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                               Company Information
                               ___________________


Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 62 properties totaling approximately 9 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 96% controlled by Acadia.





Corporate Headquarters   1311 Mamaroneck Avenue              Investor Relations      Jon Grisham
                         Suite 260                                                   Vice President
                         White Plains, NY 10605                                      (914) 288-8100
                                                                                     jgrisham@acadiarealty.com

New York Stock Exchange  Symbol AKR                           Web Site               www.acadiarealty.com


Analyst Coverage         Cobblestone Research, LLC                        Citigroup - Smith Barney
                         Paul Adornato, CFA - (212) 586-0797              Jonathan Litt - (212) 816-0231
                         padornato@cobblestoneresearch.com                jonathan.litt@citigroup.com
                                                                          Ross Nussbaum - (212)816-1685
                         RBC Capital Markets                              ross.nussbaum@citigroup.com
                         Jay Leupp - (415) 633-8588                       David Carlisle - (212) 816-1382
                         jay.leupp@rbccm.com                              david.s.carlisle@citigroup.com
                         David Ronco - (415) 633-8566
                         david.ronco@rbccm.com                            J.P. Morgan Securities, Inc.
                                                                          Michael W. Mueller, CFA (212) 622-6689
                         Advest, Inc.                                     michael.w.mueller@jpmorgan.com
                         Sheila McGrath - (908) 598-1180
                         sheila.mcgrath@advest.com





                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                            Executive Management Team
                            -------------------------


Kenneth F. Bernstein              Chief Executive Officer and        Mr. Bernstein is responsible for strategic  planning as well
                                           President                 as  overseeing  all  day to day  activities  of the  Company including  operati  acquisitions  and capital  markets.  Mr.
                                                                     Bernstein  served  as  the  Chief  Operating  Officer  of RD
                                                                     Capital,  Inc.  from 1990 until the  merger RD Capital  with
                                                                     Mark Centers Trust in August of 1998,  forming Acadia Realty
                                                                     Trust.  In such capacity,  he was  responsible  for overseei day-to-day  operations  of RD  Capital  and  its  management companies,  Acadia  Management  Company  LLC and Sound  View
                                                                     Management LLC. Prior to joining RD Capital,  Mr.  Bernstein was an  associate  with  the New  York  law  firm of  Battle
                                                                     Fowler, LLP, from 1986 to 1990. Mr. received his Bachelor of
                                                                     Arts  Degree  from the  University  of Vermont and his Juris
                                                                     Doctorate from Boston University School of Law.

Joel Braun                          Senior Vice President,           Mr. Braun is  responsible  for the  sourcing  and  financial
                                   Chief Investment Officer          analysis of acquisition  properties for Acadia.  Previously,
                                                                     Mr. Braun was Dir of Acquisitions and Finance for Rosenshein
                                                                     Associates,  a regional  shopping center  developer based in
                                                                     New  Rochelle,  New York.  During this time,  Mr.  Braun was instrumental  in the  initiation  and  formation  of Kranzco
                                                                     Realty  Trust,  a  publicly  traded  REIT.  Mr.  B  holds  a
                                                                     Bachelor's in Business Administration from Boston University
                                                                     and  a  Master's   Degree  in  Planning  from  John  Hopkins
                                                                     University.

Joseph Hogan                        Senior Vice President,           Most recently, Mr. Hogan served as Vice President with Kimco
                                   Director of Construction          Realty Corporation (NYSE:KIM),  where he was responsible for business  development  and  management  of  all  retail  and commercial  construction  projects for Kimco, in addition to
                                                                     outside  customers  and  development  companies.   Prior  to
                                                                     joining Kimco, he was with Konover  Construction  Company, a subsidiary of Konover & Associates located in West Hartford,
                                                                     Connecticut,  where  he  was  responsible  for  construction projects throughout the eastern half of the United States.

Robert Masters, Esq.                Senior Vice President,           Prior to joining  Acadia in December  1994,  Mr. Masters was
                                       General Counsel,              General  Counsel  for API  Asset  Management  for over  five
                                      Corporate Secretary            years,  Senior Vice  President  Deputy  General  Counsel for
                                                                     European American Bank from 1985 to 1990, and Vice President and Counsel for National Westminster Bank from 1977 to 1985.
                                                                     Mr.  Masters  received  his  Bachelor  of Arts from the City
                                                                     University of New York and a J.D.  from New York  University
                                                                     Law  School.  Mr.  Masters  is also a member of the New York
                                                                     Bar.

Joseph M. Napolitano,               Senior Vice President,           Mr.  Napolitano is responsible  for overseeing the company's
CPM                                 Director of Operations           internal  operations.  Previously,  he held the  position of
                                                                     Senior Vice Pre  Director of Property  Management.  Prior to
                                                                     joining Acadia in 1995, Mr. Napolitano was employed by Rosen
                                                                     Associates  Management  Corp. as a Senior  Property  Manager
                                                                     overseeing  a  national   portfolio  of  community  shopping
                                                                     centers,  and Roebling  Management  Co. as a Proper  Manager responsible for neighborhood and community  shopping centers nationally.  Mr.  Napolitano  holds a Bachelor's in Business
                                                                     Administration from Adelphi University, Garden City, NY; and
                                                                     is a Certified Property Manager by the Institute of Property
                                                                     Managemen (IREM). Mr. Napolitano is also a member of the New
                                                                     York State  Association  of Realtors  (NYSAR)  International
                                                                     Council of  Shopping C (ICSC),  Commercial  Investment  Real
                                                                     Estate  Institute  (CIREI),  and  the  Building  Owners  and
                                                                     Managers Institute (BOMI).

Michael Nelsen                      Senior Vice President,
                                    Chief Financial Officer           Mr. Nelsen  oversees all the financial  activities and asset management functions. Mr. Nelsen was most recently President of G. Soros  Realty,  Inc.  and  Director of Real Estate for
                                                                      Soros Private  Funds  Management  LLC. His  responsibilities
                                                                      included   asset/portfolio   management   of   real   estate
                                                                      operations,    financial   reporting,    financings,   asset
                                                                      acquisitions and dispositions.  Previously, he was a partner in the  public  accounting  firm of David  Berdon & Co.  Mr.
                                                                      Nelsen has been a Certified Public Accountant since 1971.

Joseph Povinelli                    Senior Vice President,            Mr.  Povinelli joined Acadia in 1999 with 19 years of retail
                                      Director of Leasing             leasing  experience.  Since 1987 Mr. Povinelli had served as regional rea  representative for Vornado Realty Trust, a New
                                                                      Jersey  based  Real  estate   investment   trust,   and  was
                                                                      responsible   for  the  day  to  day  leasing   activity  of
                                                                      approximately  3 million  square feet of the strip  shopping center portfolio. Prior to this he served as leasing for Net
                                                                      Properties Management, Great Neck, New York, responsible for leasing of the strip  shopping  center  and office  building port  of  the  mid-atlantic  and  southeast  regions  of the company. Mr. Povinelli received a Bachelor of Science degree in Finance and Econo from C.W.  Post  College of Long Island
                                                                      Universty.



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                           Total Market Capitalization
                (including pro-rata share of joint venture debt)

                                                                                                          Percent of
                                                                             Percent of                   Total Market
                        (amounts in thousands)                              Total Equity                  Capitalization
                                                                            ____________                  ______________

Equity Capitalization
Total Common Shares Outstanding                                                95.6%                         27,409 1
Common Operating Partnership ("OP") Units                                       4.0%                         1,139
Combined Common Shares and OP Units                                                                          28,548

Market Price at December 31, 2003                                                                          $ 12.50

Equity Capitalization - Common Shares and OP Units                                                        $ 356,850

Preferred OP Units - at cost 2                                                  0.4%                         1,580
                                                                              ------                      --------
                      Total Equity Capitalization                             100.0%                       358,430       60.9%
                                                                              ------                      --------      ------
Debt Capitalization
Company's balance sheet                                                                                    190,444       32.3%
Pro-rata share of joint venture debt                                                                        40,140        6.8%
                                                                                                          --------      ------

                       Total Debt Capitalization                                                           230,584       39.1%
                                                                                                          --------      ------

                      Total Market Capitalization                                                        $ 589,014       100.0%
                                                                                                          --------      ------



                                     Weighted Average Outstanding Common Shares and O.P. Units

                                                                    Common
                                                                    Shares                  O.P. Units        Total
-----------------------------------------------------------------------------------------------------------------------
Quarter ended December 31, 2003            - Basic                  27,334,649              1,140,217       28,474,866
Quarter ended December 31, 2003            - Diluted                28,551,778              1,140,217       29,691,995

Year ended December 31, 2003               - Basic                  26,589,432              1,868,013       28,457,445
Year ended December 31, 2003               - Diluted                27,496,267              1,868,014       29,364,281

-----------------------------------------------------------------------------------------------------------------------


Quarter ended December 31, 2002            - Basic                  25,173,874              3,246,320       28,420,194
Quarter ended December 31, 2002            - Diluted                25,684,405              3,246,320       28,930,725

Year ended December 31, 2002               - Basic                  25,320,631              3,677,065       28,997,696
Year ended December 31, 2002               - Diluted                25,806,035              3,677,065       29,483,100





1 As of December 31, 2003, the Company had purchased 1,922,788 shares (net of reissuance of 131,817 shares) under its Stock Repurchase Program.

2 In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 632 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit.

3 Fixed-rate debt includes $86.7 million of notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                             Shareholder Information
                             (amounts in thousands)


                        10 Largest Institutional/Non-Retail Shareholders 1

                                                                                                       Percent of Out-
                                                                                        Common         standing Common
Shareholder                                                                             Shares Held    Shares
___________                                                                             ___________    _______________

Yale University 2                                                                            8,826        32.2%
Stanford University                                                                          2,133         7.8%
Wellington Management                                                                        1,727         6.3%
Cliffwood Partners                                                                           1,639         6.0%
Urdang Investment Management                                                                   833         3.0%
Clarion CRA Securities                                                                         664         2.4%
Vanguard Group                                                                                 652         2.4%
The Vanderbilt University                                                                      647         2.4%
LaSalle Investment Management                                                                  479         1.7%
First Manhattan                                                                                349          1.3%

Total of 10 Largest Institutional Shareholders                                              17,949         65.5%

Total of all Institutional Shareholders                                                     21,704         79.2%




                                      Operating Partnership
                                         Unit Information

                                                                                   Percent
                                                                                   of Total O.P. Units
                                                                                   -------------------
Institutional O.P. Unit Holders                                                -      0.0%
Employee/Trustee O.P. Unit Holders                                         1,066     93.6%
Other O.P. Unit Holders                                                       73      6.4%
                                                                    ------------    -----
Total O.P. Units                                                           1,139    100.0%
                                                                    ------------    -----


        Management and Trustee Ownership

Common Shares (not including options)                                        250
O.P. Units (see above)                                                     1,066
                                                                    ------------
                                                                           1,316
                                                                    ------------


1    Based  on  Schedule  13F  filings  with the U.S.  Securities  and  Exchange
     Commission

2 The Company and Yale University have established a voting trust whereby all shares that Yale University owns in excess of 30% of the Company's outstanding Common Shares, will be voted in the same proportion (excluding
     Yale) as all other shares voted.



                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003


                    Statements of Operations - Consolidated 1
                        Current Quarter and Year-to-Date
                                 (in thousands)

                                           Year-to-Date                               Current Quarter
                                               Year                                      3 months
                                          ended December 31,                        ended December 31,
                                                2003                                       2003
                                     -------------------------------         ----------------------------------

                                      Wholly      JV's 2      Total           Wholly      JV's 2         Total
                                      Owned                                   Owned
                                     --------    --------   --------         ---------   --------     ---------
PROPERTY REVENUES
Minimum rents                        $ 49,297    $ 7,261    $ 56,558         $ 12,613    $ 1,683      $ 14,296
Percentage rents                        1,012         41       1,053              467         23           490
Expense reimbursements                 13,539      2,097      15,636            3,914        629         4,543
Other property income                     749         45         794              268          5           273
                                       64,597      9,444      74,041           17,262      2,340        19,602

PROPERTY EXPENSES
Property operating                     14,605      1,403      16,008            4,218        451         4,669
Real estate taxes                       8,799        895       9,694            2,502        234         2,736
                                       23,404      2,298      25,702            6,720        685         7,405

NET OPERATING INCOME - PROPERTIES      41,193      7,146      48,339           10,542      1,655        12,197


OTHER INCOME (EXPENSE)
General and administrative            (10,435)       (14)    (10,449)          (2,593)       (13)       (2,606)
Option-based compensation
 expense ("Cashless" exercise)        (1,049)         -      (1,049)            (960)         -          (960)
Abandoned project costs                     -          -           -                -          -             -
Lease termination income                    -          -           -                -          -             -
Interest income                           804         21         825              147          -           147
Asset and property management income    1,955          -       1,955              537          -           537
Property management expense              (267)         -        (267)             (62)         -           (62)
Straight-line rent income                 871        (57)        814              205        206           411
Straight-line rents written off          (298)         -        (298)            (190)         -          (190)
Other income 3                          1,218          -       1,218                -          -             -

EBIDTA                                 33,992      7,096      41,088            7,626      1,848         9,474

Depreciation and amortization 4       (17,909)    (2,161)    (20,070)          (6,632)      (565)       (7,197)
Interest expense                      (11,231)    (2,524)    (13,755)          (2,818)      (649)       (3,467)
Impairment of real estate                   -          -           -                -          -             -
Gain on sale of properties              1,187          -       1,187                -          -             -

Income before minority interest         6,039      2,411       8,450           (1,824)       634        (1,190)

Minority interest                      (1,163)      (154)     (1,317)             18         (25)           (7)

NET INCOME                            $ 4,876    $ 2,257     $ 7,133          $ (1,806)    $ 609       $ (1,197)



    ANNUAL SUPPLEMENTAL DISCLOSURE
         DECEMBER 31, 2003


Statements of Operations - Consolidated 1
-----------------------------------------
  Current Quarter and Year-to-Date
------------------------------------
           (in thousands)
                                           ----------------------------------------------------------------------------------------

                                                                              Previous Quarters

                                                    3 months                      3 months                      3 months
                                               ended September 30,             ended June 30,                ended March 31,
                                                      2003                         2003                           2003
                                           ----------------------------------------------------------------------------------------

                                             Wholly   JV's 2    Total     Wholly    JV's 2    Total    Wholly    JV's 2     Total
                                             Owned                        Owned                        Owned
                                           ---------------------------  ----------------------------  -----------------------------

PROPERTY REVENUES
Minimum rents                               $12,439   $1,765  $14,204    $12,389    $2,093  $14,482   $11,856     $1,720   $13,576
Percentage rents                                156       17      173         95       (11)      84       294         12       306
Expense reimbursements                        3,012      490    3,502      2,896       455    3,351     3,717        523     4,240
Other property income                           169       10      179        161        12      173       151         18       169
                                           ---------------------------  ----------------------------  -----------------------------
                                             15,776    2,282   18,058     15,541     2,549   18,090    16,018      2,273    18,291
                                           ---------------------------  ----------------------------  -----------------------------

PROPERTY EXPENSES
Property operating                            2,791      299    3,090      3,330       292    3,622     4,266        361     4,627
Real estate taxes                             2,288      231    2,519      1,812       227    2,039     2,197        203     2,400
                                           ---------------------------  ----------------------------  -----------------------------
                                              5,079      530    5,609      5,142       519    5,661     6,463        564     7,027
                                           ---------------------------  ----------------------------  -----------------------------

NET OPERATING INCOME - PROPERTIES            10,697    1,752   12,449     10,399     2,030   12,429     9,555      1,709    11,264


OTHER INCOME (EXPENSE)
General and administrative                   (2,704)       -   (2,704)    (2,442)       (1)  (2,443)   (2,696)         -    (2,696)
Option-based compensation expense
 ("Cashless" exercise)                          (82)       -      (82)        (7)        -       (7)        -          -         -
Abandoned project costs                           -        -        -          -         -        -         -          -         -
Lease termination income                          -        -        -          -         -        -         -          -         -
Interest income                                 243        1      244        164         -      164       250         20       270
Asset and property management income            489        -      489        531         -      531       398          -       398
Property management expense                     (58)       -      (58)       (59)        -      (59)      (88)         -       (88)
Straight-line rent income                       196       96      292        229      (221)       8       241       (138)      103
Straight-line rents written off                (108)       -     (108)         -         -        -         -          -         -
Other income 3                                    -        -        -          -         -        -     1,218          -     1,218
                                           ---------------------------  ----------------------------  -----------------------------

EBIDTA                                        8,673    1,849   10,522      8,815     1,808   10,623     8,878      1,591    10,469

Depreciation and amortization 4              (3,788)    (561)  (4,349)    (3,888)     (565)  (4,453)   (3,601)      (470)   (4,071)
Interest expense                             (2,882)    (659)  (3,541)    (2,805)     (648)  (3,453)   (2,726)      (568)   (3,294)
Impairment of real estate                         -        -        -          -         -        -         -          -         -
Gain on sale of properties                      (25)       -      (25)         -         -        -     1,212          -     1,212
                                           ---------------------------  ----------------------------  -----------------------------

Income before minority interest               1,978      629    2,607      2,122       595    2,717     3,763        553     4,316

Minority interest                              (156)     (27)    (183)      (231)      (43)    (274)     (794)       (59)     (853)
                                           ---------------------------  ----------------------------  -----------------------------

NET INCOME                                   $1,822     $602   $2,424     $1,891      $552   $2,443    $2,969       $494    $3,463
                                           ===========================  ============================  =============================

   1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

   2 The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia
     Acquisition"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. See
     "Statement of Operations - Joint Venture Activity" for additional detail.

   3 This represents a lump sum additional rent payment received from a tenant in connection with the re-anchoring of the Branch
     Plaza in Smithtown, NY.

   4 Includes the write-off of $2,772 of unamortized tenant improvement costs related to the replacement of GU Markets with a Super Stop and Shop supermarket at the Townline Plaza redevelopment project.

       ANNUAL SUPPLEMENTAL DISCLOSURE
              DECEMBER 31, 2003


 Statements of Operations - Joint Venture Activity  1
------------------------------------------------------
         Current Quarter and Year-to-Date
       ------------------------------------
                   (in thousands)

                         ---------------------------------------------- ----------------------------------------------

                                          Year-to-Date                                 Current Quarter

                                              Year                                         3 months
                                       ended December 31,                             ended December 31,
                                             2003                                           2003
                         ---------------------------------------------- ----------------------------------------------

                           Acadia   Pro-rata          Pro-rata Pro-rata   Acadia   Pro-rata          Pro-rata Pro-rata
                         Acquisition share  Crossroads  share   Total   Acquisition share  Crossroads share    Total
                         ---------------------------------------------- ----------------------------------------------

PROPERTY REVENUES
Minimum rents               $20,563  $4,571    $5,490   $2,690  $7,261      $4,512  $1,003    $1,388    $680   $1,683
Percentage rents                149      33        17        8      41         103      23         -       -       23
Expense reimbursements        3,510     780     2,687    1,317   2,097       1,075     239       795     390      629
Other property income           102      23        47       22      45          21       5         1       -        5
                         ---------------------------------------------- ----------------------------------------------
                             24,324   5,407     8,241    4,037   9,444       5,711   1,270     2,184   1,070    2,340
                         ---------------------------------------------- ----------------------------------------------

PROPERTY EXPENSES
Property operating            3,944     876     1,075      527   1,403       1,371     305       297     146      451
Real estate taxes               987     219     1,381      676     895         280      62       352     172      234
                         ---------------------------------------------- ----------------------------------------------
                              4,931   1,095     2,456    1,203   2,298       1,651     367       649     318      685
                         ---------------------------------------------- ----------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                  19,393   4,312     5,785    2,834   7,146       4,060     903     1,535     752    1,655


OTHER INCOME (EXPENSE)
General and
 administrative                 (68)    (14)        -        -     (14)        (60)    (13)        -       -      (13)
Option-based compensation
 expense ("Cashless"
 exercise)                        -       -         -        -       -           -       -         -       -        -
Abandoned project costs           -       -         -        -       -           -       -         -       -        -
Lease termination income          -       -         -        -       -           -       -         -       -        -
Interest income                  95      21         -        -      21           2       -         -       -        -
Asset and property
 management income                -       -         -        -       -           -       -         -       -        -
Asset and property
 management expense 2        (2,170)      -         -        -       -        (564)      -         -       -        -
Straight-line rent income      (418)    (93)       74       36     (57)        895     199        14       7      206
Straight-line rents
 written off                      -       -         -        -       -           -       -         -       -        -
Other income                      -       -         -        -       -           -       -         -       -        -
                         ---------------------------------------------- ----------------------------------------------

EBIDTA                       16,832   4,226     5,859    2,870   7,096       4,333   1,089     1,549     759    1,848

Depreciation and
 amortization 3              (6,696) (1,489)     (570)    (672) (2,161)     (1,778)   (395)     (146)   (170)    (565)
Interest expense 3           (5,927) (1,311)   (2,593)  (1,213) (2,524)     (1,584)   (346)     (653)   (303)    (649)
Impairment of real estate         -       -         -        -       -           -       -         -       -        -
Gain on sale of
 properties                       -       -         -        -       -           -       -         -       -        -
                         ---------------------------------------------- ----------------------------------------------

Income before minority
 interest                     4,209   1,426     2,696      985   2,411         971     348       750     286      634

Minority interest                 -     (92)        -      (62)   (154)          -     (14)        -     (11)     (25)
                         ---------------------------------------------- ----------------------------------------------

NET INCOME                   $4,209  $1,334    $2,696     $923  $2,257        $971    $334      $750    $275     $609
                         ============================================== ==============================================


      ANNUAL SUPPLEMENTAL DISCLOSURE
            DECEMBER 31, 2003


 Statements of Operations - Joint Venture Activity  1
 ------------------------------------------------------------
            Current Quarter and Year-to-Date
         -----------------------------------------
                        (in thousands)

                               ----------------------------------------------------------------------------------------------
                                                                     Previous Quarters

                                                  3 months                                       3 months
                                             ended September 30,                              ended June 30,
                                                    2003                                           2003
                               ----------------------------------------------------------------------------------------------
                                 Acadia   Pro-rata           Pro-rata Pro-rata   Acadia   Pro-rata          Pro-rataPro-rata
                               Acquisition  share  Crossroads  share   Total   Acquisition share  Crossroads share   Total
                               ----------------------------------------------- ---------------------------------------------

 PROPERTY REVENUES
 Minimum rents                     $4,944   $1,099    $1,360     $666  $1,765      $6,372  $1,416    $1,381    $677  $2,093
 Percentage rents                      41        9        17        8      17           -       -       (22)    (11)    (11)
 Expense reimbursements               797      177       639      313     490         662     147       628     308     455
 Other property income                 12        3        14        7      10          24       5        15       7      12
                               ----------------------------------------------- ---------------------------------------------
                                    5,794    1,288     2,030      994   2,282       7,058   1,568     2,002     981   2,549
                               ----------------------------------------------- ---------------------------------------------

 PROPERTY EXPENSES
 Property operating                   767      170       264      129     299         856     190       208     102     292
 Real estate taxes                    264       59       351      172     231         248      55       351     172     227
                               ----------------------------------------------- ---------------------------------------------
                                    1,031      229       615      301     530       1,104     245       559     274     519
                               ----------------------------------------------- ---------------------------------------------

 NET OPERATING INCOME -
  PROPERTIES                        4,763    1,059     1,415      693   1,752       5,954   1,323     1,443     707   2,030


 OTHER INCOME (EXPENSE)
 General and administrative            (1)       -         -        -       -          (6)     (1)        -       -      (1)
 Option-based compensation
  expense ("Cashless" exercise)         -        -         -        -       -           -       -         -       -       -
 Abandoned project costs                -        -         -        -       -           -       -         -       -       -
 Lease termination income               -        -         -        -       -           -       -         -       -       -
 Interest income                        3        1         -        -       1           2       -         -       -       -
 Asset and property management
  income                                -        -         -        -       -           -       -         -       -       -
 Asset and property management
  expense 2                          (562)       -         -        -       -        (602)      -         -       -       -
 Straight-line rent income            432       96         -        -      96      (1,116)   (248)       55      27    (221)
 Straight-line rents written
  off                                   -        -         -        -       -           -       -         -       -       -
 Other income                           -        -         -        -       -           -       -         -       -       -
                               ----------------------------------------------- ---------------------------------------------

 EBIDTA                             4,635    1,156     1,415      693   1,849       4,232   1,074     1,498     734   1,808

 Depreciation and
  amortization 3                   (1,771)    (394)     (140)    (167)   (561)     (1,781)   (396)     (145)   (169)   (565)
 Interest expense 3                (1,584)    (352)     (654)    (307)   (659)     (1,554)   (345)     (647)   (303)   (648)
 Impairment of real estate              -        -         -        -       -           -       -         -       -       -
 Gain on sale of properties             -        -         -        -       -           -       -         -       -       -
                               ----------------------------------------------- ---------------------------------------------

 Income before minority
  interest                          1,280      410       621      219     629         897     333       706     262     595

 Minority interest                      -      (18)        -       (9)    (27)          -     (24)        -     (19)    (43)
                               ----------------------------------------------- ---------------------------------------------

 NET INCOME                        $1,280     $392      $621     $210    $602        $897    $309      $706    $243    $552
                               =============================================== =============================================


                                                             3 months
                                                         ended March 31,
                                                              2003
                                     --------------------------------------------------------
                                       Acadia     Pro-rata               Pro-rata   Pro-rata
                                     Acquisition   share     Crossroads    share     Total
                                     --------------------------------------------------------

 PROPERTY REVENUES
 Minimum rents                           $4,735      $1,053      $1,361       $667    $1,720
 Percentage rents                             5           1          22         11        12
 Expense reimbursements                     976         217         625        306       523
 Other property income                       45          10          17          8        18
                                     --------------------------------------------------------
                                          5,761       1,281       2,025        992     2,273
                                     --------------------------------------------------------

 PROPERTY EXPENSES
 Property operating                         950         211         306        150       361
 Real estate taxes                          195          43         327        160       203
                                     --------------------------------------------------------
                                          1,145         254         633        310       564
                                     --------------------------------------------------------

 NET OPERATING INCOME - PROPERTIES        4,616       1,027       1,392        682     1,709


 OTHER INCOME (EXPENSE)
 General and administrative                  (1)          -           -          -         -
 Option-based compensation expense
  ("Cashless" exercise)                       -           -           -          -         -
 Abandoned project costs                      -           -           -          -         -
 Lease termination income                     -           -           -          -         -
 Interest income                             88          20           -          -        20
 Asset and property management income         -           -           -          -         -
 Asset and property management
  expense 2                                (442)          -           -          -         -
 Straight-line rent income                 (629)       (140)          5          2      (138)
 Straight-line rents written off              -           -           -          -         -
 Other income                                 -           -           -          -         -
                                     --------------------------------------------------------

 EBIDTA                                   3,632         907       1,397        684     1,591

 Depreciation and amortization 3         (1,366)       (304)       (139)      (166)     (470)
 Interest expense 3                      (1,205)       (268)       (639)      (300)     (568)
 Impairment of real estate                    -           -           -          -         -
 Gain on sale of properties                   -           -           -          -         -
                                     --------------------------------------------------------

 Income before minority interest          1,061         335         619        218       553

 Minority interest                            -         (36)          -        (23)      (59)
                                     --------------------------------------------------------

 NET INCOME                              $1,061        $299        $619       $195      $494
                                     ========================================================


   1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"), which owns, or has an ownership interest in 30 properties totalling approximately 2,044,000 square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads").

   2 Acadia Acquisition pays asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

   3 The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.

                    ANNUAL SUPPLEMENTAL DISCLOSURE
                           DECEMBER 31, 2003


           Statements of Operations - Activity by Source (1)
       ---------------------------------------------------------
                            (in thousands)



                       --------------------------------------   --------------------------------------

                                    Year-to-Date                           Current Quarter

                                        Year                                   3 months
                                 ended December 31,                       ended December 31,
                                       2003                                     2003
                       --------------------------------------   --------------------------------------

                                  Multi-                                   Multi-
                         Retail   Family  Corporate   Total       Retail   Family  Corporate   Total
                       --------------------------------------   --------------------------------------

PROPERTY REVENUES
Minimum rents            $49,655  $6,903         $-  $56,558      $12,499  $1,797         $-  $14,296
Percentage rents           1,053       -          -    1,053          490       -          -      490
Expense reimbursements    15,636       -          -   15,636        4,543       -          -    4,543
Other property income        379     415          -      794          182      91          -      273
                       --------------------------------------   --------------------------------------
                          66,723   7,318          -   74,041       17,714   1,888          -   19,602
                       --------------------------------------   --------------------------------------

PROPERTY EXPENSES
Property operating        12,328   3,680          -   16,008        3,681     988          -    4,669
Real estate taxes          9,372     322          -    9,694        2,651      85          -    2,736
                       --------------------------------------   --------------------------------------
                          21,700   4,002          -   25,702        6,332   1,073          -    7,405
                       --------------------------------------   --------------------------------------

NET OPERATING INCOME -
 PROPERTIES               45,023   3,316          -   48,339       11,382     815          -   12,197


OTHER INCOME (EXPENSE)
General and
 administrative                -       -    (10,449) (10,449)           -       -     (2,606)  (2,606)
Option-based
 compensation expense
 ("Cashless" exercise)         -       -     (1,049)  (1,049)           -       -       (960)    (960)
Abandoned project costs        -       -          -        -            -       -          -        -
Lease termination
 income                        -       -          -        -            -       -          -        -
Interest income                -       -        825      825            -       -        147      147
Asset and property
 management income             -       -      1,955    1,955            -       -        537      537
Other property
 management fees             (82)   (185)         -     (267)         (20)    (42)         -      (62)
Straight-line rent
 income                      814       -          -      814          411       -          -      411
Straight-line rents
 written off                (298)      -          -     (298)        (190)      -          -     (190)
Other income               1,218       -          -    1,218            -       -          -        -
                       --------------------------------------   --------------------------------------

EBIDTA                    46,675   3,131     (8,718)  41,088       11,583     773     (2,882)   9,474

Depreciation and
 amortization            (18,413) (1,336)      (321) (20,070)      (6,763)   (348)       (86)  (7,197)
Interest expense         (12,225) (1,530)         -  (13,755)      (3,086)   (381)         -   (3,467)
Impairment of real
 estate                        -       -          -        -            -       -          -        -
Gain on sale of
 properties                1,187       -          -    1,187            -       -          -        -
                       --------------------------------------   --------------------------------------

Income before minority
 interest                 17,224     265     (9,039)   8,450        1,734      44     (2,968)  (1,190)

Minority interest         (1,863)    (24)       570   (1,317)        (124)     (2)       119       (7)
                       --------------------------------------   --------------------------------------

NET INCOME               $15,361    $241    $(8,469)  $7,133       $1,610     $42    $(2,849) $(1,197)
                       ======================================   ======================================



                       --------------------------------------   --------------------------------------

                                                      Previous Quarters

                                      3 months                                 3 months
                                ended September 30,                         ended June 30,
                                       2003                                     2003
                       --------------------------------------   --------------------------------------

                         Retail   Multi-  Corporate   Total       Retail   Multi-  Corporate   Total
                                  Family                                   Family
                       --------------------------------------   --------------------------------------

PROPERTY REVENUES
Minimum rents            $12,480  $1,724         $-  $14,204      $12,783  $1,699         $-  $14,482
Percentage rents             173       -          -      173           84       -          -       84
Expense reimbursements     3,502       -          -    3,502        3,351       -          -    3,351
Other property income         61     118          -      179           85      88          -      173
                       --------------------------------------   --------------------------------------
                          16,216   1,842          -   18,058       16,303   1,787          -   18,090
                       --------------------------------------   --------------------------------------

PROPERTY EXPENSES
Property operating         2,097     993          -    3,090        2,683     939          -    3,622
Real estate taxes          2,440      79          -    2,519        1,957      82          -    2,039
                       --------------------------------------   --------------------------------------
                           4,537   1,072          -    5,609        4,640   1,021          -    5,661
                       --------------------------------------   --------------------------------------

NET OPERATING INCOME -
 PROPERTIES               11,679     770          -   12,449       11,663     766          -   12,429


OTHER INCOME (EXPENSE)
General and
 administrative                -       -     (2,704)  (2,704)           -       -     (2,443)  (2,443)
Option-based
 compensation expense
 ("Cashless" exercise)         -       -        (82)     (82)           -       -         (7)      (7)
Abandoned project costs        -       -          -        -            -       -          -        -
Lease termination
 income                        -       -          -        -            -       -          -        -
Interest income                -       -        244      244            -       -        164      164
Asset and property
 management income             -       -        489      489            -       -        531      531
Other property
 management fees             (20)    (38)         -      (58)         (21)    (38)         -      (59)
Straight-line rent
 income                      292       -          -      292            8       -          -        8
Straight-line rents
 written off                (108)      -          -     (108)           -       -          -        -
Other income                   -       -          -        -            -       -          -        -
                       --------------------------------------   --------------------------------------

EBIDTA                    11,843     732     (2,053)  10,522       11,650     728     (1,755)  10,623

Depreciation and
 amortization             (3,922)   (339)       (88)  (4,349)      (4,049)   (328)       (76)  (4,453)
Interest expense          (3,159)   (382)         -   (3,541)      (3,070)   (383)         -   (3,453)
Impairment of real
 estate                        -       -          -        -            -       -          -        -
Gain on sale of
 properties                  (25)      -          -      (25)           -       -          -        -
                       --------------------------------------   --------------------------------------

Income before minority
 interest                  4,737      11     (2,141)   2,607        4,531      17     (1,831)   2,717

Minority interest           (275)      -         92     (183)        (406)     (1)       133     (274)
                       --------------------------------------   --------------------------------------

NET INCOME                $4,462     $11    $(2,049)  $2,424       $4,125     $16    $(1,698)  $2,443
                       ======================================   ======================================

                       --------------------------------------


                                Previous Quarters

                                      3 months
                                  ended March 31,
                                       2003
                       --------------------------------------

                                  Multi-
                         Retail   Family  Corporate   Total
                       --------------------------------------

PROPERTY REVENUES
Minimum rents            $11,893  $1,683         $-  $13,576
Percentage rents             306       -          -      306
Expense reimbursements     4,240       -          -    4,240
Other property income         51     118          -      169
                       --------------------------------------
                          16,490   1,801          -   18,291
                       --------------------------------------

PROPERTY EXPENSES
Property operating         3,867     760          -    4,627
Real estate taxes          2,324      76          -    2,400
                       --------------------------------------
                           6,191     836          -    7,027
                       --------------------------------------

NET OPERATING INCOME -
 PROPERTIES               10,299     965          -   11,264


OTHER INCOME (EXPENSE)
General and
 administrative                -       -     (2,696)  (2,696)
Option-based
 compensation expense
 ("Cashless" exercise)         -       -          -        -
Abandoned project costs        -       -          -        -
Lease termination
 income                        -       -          -        -
Interest income                -       -        270      270
Asset and property
 management income             -       -        398      398
Other property
 management fees             (21)    (67)         -      (88)
Straight-line rent
 income                      103       -          -      103
Straight-line rents
 written off                   -       -          -        -
Other income               1,218       -          -    1,218
                       --------------------------------------

EBIDTA                    11,599     898     (2,028)  10,469

Depreciation and
 amortization             (3,679)   (321)       (71)  (4,071)
Interest expense          (2,910)   (384)         -   (3,294)
Impairment of real
 estate                        -       -          -        -
Gain on sale of
 properties                1,212       -          -    1,212
                       --------------------------------------

Income before minority
 interest                  6,222     193     (2,099)   4,316

Minority interest         (1,058)    (21)       226     (853)
                       --------------------------------------

NET INCOME                $5,164    $172    $(1,873)  $3,463
                       ======================================



(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

                    ANNUAL SUPPLEMENTAL DISCLOSURE
                           DECEMBER 31, 2003


          Statements of Operations - Current v. Historical 1
         -----------------------------------------------------
                            (in thousands)



                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

                                         Current Quarter                                Historical Quarter

                                            3 months                                         3 months
                                       ended December 31,                               ended December 31,
                                              2003                                             2002
                        -------------------------------------------------  ---------------------------------------------

                        Wholly Owned   JV's (2)  Discontinued    Total     Wholly Owned   JV's   Discontinued    Total
                                                 Operations                                       Operations
                                                      (3)                                             (3)
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

PROPERTY REVENUES
Minimum rents                $12,613     $1,683           $-     $14,296        $12,116    $845           $52   $13,013
Percentage rents                 467         23            -         490            477      10           113       600
Expense reimbursements         3,914        629            -       4,543          3,358     309            48     3,715
Other property income            268          5            -         273             83      15            (5)       93
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------
                              17,262      2,340            -      19,602         16,034   1,179           208    17,421
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

PROPERTY EXPENSES
Property operating             4,218        451            -       4,669          4,008     159            31     4,198
Real estate taxes              2,502        234            -       2,736          2,166     180             9     2,355
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------
                               6,720        685            -       7,405          6,174     339            40     6,553
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

NET OPERATING INCOME -
 PROPERTIES                   10,542      1,655            -      12,197          9,860     840           168    10,868


OTHER INCOME (EXPENSE)
General and
 administrative               (2,593)       (13)           -      (2,606)        (2,604)    (14)            -    (2,618)
Option-based
 compensation expense
 ("Cashless" exercise)          (960)         -                     (960)          (282)      -             -      (282)
Abandoned project costs            -          -            -           -              -       -             -         -
Lease termination
 income                            -          -            -           -              -       -             -         -
Interest income                  147          -            -         147            610       -             2       612
Asset and property
 management income               537          -            -         537            357       -             -       357
Property management
 expense                         (62)         -            -         (62)           (53)      -             -       (53)
Straight-line rent
 income (4)                      205        206            -         411            476       4             2       482
Straight-line rents
 written off                    (190)         -            -        (190)             -       -             -         -
Other income (5)                   -          -            -           -            113       -             -       113
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

EBIDTA                         7,626      1,848            -       9,474          8,477     830           172     9,479

Depreciation and
 amortization (6)             (6,632)      (565)           -      (7,197)        (3,845)   (196)          (18)   (4,059)
Interest expense              (2,818)      (649)           -      (3,467)        (2,810)   (331)           (3)   (3,144)
Impairment of real
 estate                            -          -            -           -              -       -             -         -
Gain on sale of
 properties                        -          -            -           -              -       -         6,349     6,349
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

Income before minority
 interest                     (1,824)       634            -      (1,190)         1,822     303         6,500     8,625

Minority interest                 18        (25)           -          (7)          (619)    (34)         (742)   (1,395)
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

NET INCOME                   $(1,806)      $609           $-     $(1,197)        $1,203    $269        $5,758    $7,230
                        ============= ========== ============ ===========  ============= ======= ============= =========




                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

                                      Current Year-to-Date                            Historical Year-to-Date

                                              Year                                             Year
                                       ended December 31,                               ended December 31,
                                              2003                                             2002
                        -------------------------------------------------  ---------------------------------------------

                        Wholly Owned   JV's (2)  Discontinued    Total     Wholly Owned   JV's   Discontinued    Total
                                                 Operations                                       Operations
                                                      (3)                                             (3)
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

PROPERTY REVENUES
Minimum rents                $49,297     $7,261           $-     $56,558        $47,359  $2,710        $4,503   $54,572
Percentage rents               1,012         41            -       1,053          1,079      77           418     1,574
Expense reimbursements        13,539      2,097            -      15,636         11,419     993         1,145    13,557
Other property income            749         45            -         794            536      37           210       783
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------
                              64,597      9,444            -      74,041         60,393   3,817         6,276    70,486
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

PROPERTY EXPENSES
Property operating            14,605      1,403            -      16,008         12,001     486         1,145    13,632
Real estate taxes              8,799        895            -       9,694          8,447     654           843     9,944
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------
                              23,404      2,298            -      25,702         20,448   1,140         1,988    23,576
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

NET OPERATING INCOME -
 PROPERTIES                   41,193      7,146            -      48,339         39,945   2,677         4,288    46,910


OTHER INCOME (EXPENSE)
General and
 administrative              (10,435)       (14)           -     (10,449)        (9,891)    (17)            -    (9,908)
Option-based
 compensation expense
 ("Cashless" exercise)        (1,049)         -            -      (1,049)          (282)      -             -      (282)
Abandoned project costs            -          -            -           -           (274)      -             -      (274)
Lease termination income           -          -            -           -          3,945       -             -     3,945
Interest income                  804         21            -         825          2,062       -            25     2,087
Asset and property
 management income             1,955          -            -       1,955          1,314       -             -     1,314
Property management
 expense                        (267)         -            -        (267)          (173)      -             -      (173)
Straight-line rent
 income (4)                      871        (57)           -         814          1,129     (42)           (6)    1,081
Straight-line rents
 written off                    (298)         -            -        (298)          (100)      -             -      (100)
Other income (5)               1,218          -            -       1,218            504       -             -       504
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

EBIDTA                        33,992      7,096            -      41,088         38,179   2,618         4,307    45,104

Depreciation and
 amortization (6)            (17,909)    (2,161)           -     (20,070)       (14,804)   (696)       (1,624)  (17,124)
Interest expense             (11,231)    (2,524)           -     (13,755)       (11,017) (1,294)       (1,518)  (13,829)
Impairment of real
 estate                            -          -            -           -              -       -          (197)     (197)
Gain on sale of
 properties                    1,187          -            -       1,187          1,530       -         8,132     9,662
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

Income before minority
 interest                      6,039      2,411            -       8,450         13,888     628         9,100    23,616

Minority interest             (1,163)      (154)           -      (1,317)        (2,922)    (77)       (1,218)   (4,217)
                        ------------- ---------- ------------ -----------  ------------- ------- ------------- ---------

NET INCOME                    $4,876     $2,257           $-      $7,133        $10,966    $551        $7,882   $19,399
                        ============= ========== ============ ===========  ============= ======= ============= =========



(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. See "Statement of Operations - Joint Venture Activity" for additional detail.

(3) Discontinued operations represent the activity related to all properties sold since January 1, 2002. All of these properties were sold prior to January 1, 2003.

(4) Straight-line rent income for the quarter and year ended December 31, 2002 includes an adjustment of $288 related to an anchor lease. Current straight-line rent for this lease on an annual basis is approximately $72.

(5) The 2003 activity represents a lump sum additional rent payment received from a tenant in connection with the re-anchoring of the Branch Plaza in Smithtown, NY.

(6) Includes the write-off of $2,772 of unamortized tenant improvement costs related to the replacement of GU Markets with a Super Stop and Shop supermarket at the Townline Plaza redevelopment project.

                    ANNUAL SUPPLEMENTAL DISCLOSURE
                           DECEMBER 31, 2003

      Net Operating Income (NOI) - Same Property Performance (1)
 ---------------------------------------------------------------------
                            (in thousands)



                                                                                   Growth in Same
                                                                                   Property NOI -
                                                                                Continuing Operations
                                          Current Quarter  Historical Quarter  Favorable (unfavorable)
                                         ----------------- ------------------- -----------------------

     Reconciliation of total NOI to same
                            property NOI:
                                          3 months ended     3 months ended
                                           December 31,       December 31,
                                               2003               2002

                                         ----------------- -------------------

NOI - Wholly owned properties                     $10,542             $10,028
NOI - Joint Ventures (Unconsolidated
 partnerships)                                      1,655                 840
                                         ----------------- -------------------
                Total NOI                          12,197              10,868

NOI - Properties Acquired                            (758)                  -
NOI - Redevelopment Properties                     (1,156)               (623)
NOI - Properties Sold / Held for sale
 ("Discontinued Operations")                            -                (168)
                                         ----------------- -------------------

                                                  $10,283             $10,077                     2.0%
                                         ================= =================== =======================

Same property NOI by portfolio component
                   and revenues/expenses:


                                               Shopping Center Portfolio

                                 Revenues         $15,025             $14,611                     2.8%
                                 Expenses           5,556               5,292                    -5.0%
                                         ----------------- ------------------- -----------------------
                                                    9,469               9,319                     1.6%
                                         ----------------- ------------------- -----------------------

                                         Residential Properties (2 properties)

                                 Revenues           1,887               1,769                     6.7%
                                 Expenses           1,073               1,011                    -6.1%
                                         ----------------- ------------------- -----------------------
                                                      814                 758                     7.4%
                                         ----------------- ------------------- -----------------------

                                                  $10,283             $10,077                     2.0%
                                         ================= =================== =======================


                                                                                   Growth in Same
                                                                                   Property NOI -
                                                                                Continuing Operations
                                           Current Year      Historical Year   Favorable (unfavorable)   Notes
                                         ----------------- ------------------- ----------------------- ----------

     Reconciliation of total NOI to same
                            property NOI:
                                            Year ended         Year ended
                                           December 31,       December 31,
                                                     2003                2002
                                         ----------------- -------------------

NOI - Wholly owned properties                     $41,193             $44,233
NOI - Joint Ventures (Unconsolidated
 partnerships)                                      7,146               2,677
                                         ----------------- -------------------
                Total NOI                          48,339              46,910

NOI - Properties Acquired                          (4,351)               (195)
NOI - Redevelopment Properties                     (4,430)             (1,909)
NOI - Properties Sold / Held for sale
 ("Discontinued Operations")                            -              (4,285)
                                         ----------------- -------------------

                                                  $39,558             $40,521                    -2.4%    (2)
                                         ================= =================== =======================


Same property NOI by portfolio component
                   and revenues/expenses:

                                               Shopping Center Portfolio

                                 Revenues         $55,801             $54,510                     2.4%
                                 Expenses          19,549              17,338                   -12.8%
                                         ----------------- ------------------- -----------------------
                                                   36,252              37,172                    -2.5%
                                         ----------------- ------------------- -----------------------

                                         Residential Properties (2 properties)

                                 Revenues           7,309               6,955                     5.1%
                                 Expenses           4,003               3,606                   -11.0%
                                         ----------------- ------------------- -----------------------
                                                    3,306               3,349                    -1.3%
                                         ----------------- ------------------- -----------------------

                                                  $39,558             $40,521                    -2.4%
                                         ================= =================== =======================






(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.

(2) Excluding the effect of the Ames bankruptcy (4 locations) or the loss of $1,631 of revenues from this tenant in 2002, year-over-year same store NOI growth would have been 1.8% for the combined portfolio and 1.6% for the retail portfolio.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003


                       Funds from Operations ("FFO")( 1)
                       ----------------------------------
                                 (in thousands)


                                                                  2003                                   2002
                                           ------------------------------------------------------ ----------------------


                                           ------------ -----------
                                             Current      Current         Previous Quarters       Historic    Historic
                                           Year-to-Date   Quarter                                 Year-to-    Quarter
                                                                                                     Date


                                                         3 months   3 months  3 months  3 months    Year     3 months
                                            Year ended     ended      ended     ended     ended     ended     ended
                                           December 31,  December   September June 30,  March 31, December  December 31,
Funds from operations ("FFO"):      Notes       2003     31, 2003   30, 2003    2003      2003    31, 2002     2002
-----------------------------------        ------------ ----------- --------- --------- --------- --------- ------------

Net Income                                      $7,133     $(1,197)   $2,424    $2,443    $3,463   $19,399       $7,230
Add back:
Depreciation of real estate and
 amortization of leasing costs:
     Wholly owned and consolidated
      subsidiaries                              16,957       6,416     3,571     3,571     3,399    15,305        3,625
     Unconsolidated subsidiaries                 2,107         550       547       551       459       662          183
Income attributable to Operating
 Partnership units                     (2)         717         (41)      117       203       438     2,928          948
Gain on sale of
 properties                            (3)           -           -         -         -         -    (8,132)      (6,349)
                                           ------------ ----------- --------- --------- --------- --------- ------------
                                                26,914       5,728     6,659     6,768     7,759    30,162        5,637
Less: FFO related to discontinued
 operations                            (4)           -           -         -         -         -    (2,743)        (168)
                                           ------------ ----------- --------- --------- --------- --------- ------------

                     FFO - Basic -
              Continuing Operations    (6)      26,914       5,728     6,659     6,768     7,759   $27,419       $5,469
                                                                                                  ========= ============
Distributions on Preferred OP Units                186          36        50        50        50
                                           ------------ ----------- --------- --------- ---------
                     FFO - Diluted -
               Continuing Operations           $27,100      $5,764    $6,709    $6,818    $7,809
                                           ============ =========== ========= ========= =========

                 Adjusted Funds from
                 operations ("AFFO"):
-------------------------------------
Diluted FFO                                    $27,100      $5,764    $6,709    $6,818    $7,809
Straight line rent,
 net                                              (516)       (221)     (184)       (8)     (103)
Non real-estate
 depreciation                                      321          86        88        76        71
Amortization of finance costs                      685         154       143       246       142
Tenant improvements                             (1,201)       (521)     (174)     (160)     (346)
Leasing commissions                                (93)        (39)        -        (9)      (45)
Capital expenditures                            (4,006)     (1,053)   (1,325)     (882)     (746)
                                           ------------ ----------- --------- --------- ---------

                AFFO                           $22,290      $4,170    $5,257    $6,081    $6,782
                                           ============ =========== ========= ========= =========

                   Funds Available
               for Distribution ("FAD")
---------------------------------------
AFFO                                           $22,290      $4,170    $5,257    $6,081    $6,782
Scheduled prinicpal repayments                  (4,894)     (1,248)   (1,236)   (1,185)   (1,225)
                                           ------------ ----------- --------- --------- ---------

                 FAD                           $17,396      $2,922    $4,021    $4,896    $5,557
                                           ============ =========== ========= ========= =========

            Total weighted average shares
                     and OP Units:
Basic                                           28,457      28,475    28,463    28,456    28,436    28,998       28,420
                                           ============ =========== ========= ========= ========= ========= ============
Diluted                                         29,364      29,692    29,528    29,244    28,993    29,483       28,931
                                           ============ =========== ========= ========= ========= ========= ============

   FFO per share:
FFO per share -
 Basic
    FFO per share                    (5,6)       $0.95       $0.20     $0.23     $0.24     $0.27     $1.04        $0.20
                                           ============ =========== ========= ========= ========= ========= ============
    FFO per share - Continuing
     operations                      (5,6)       $0.95       $0.20     $0.23     $0.24     $0.27     $0.95        $0.19
                                           ============ =========== ========= ========= ========= ========= ============

FFO per share -
 Diluted
    FFO per share                    (5,6)       $0.92       $0.19     $0.23     $0.23     $0.27     $1.03        $0.20
                                           ============ =========== ========= ========= ========= ========= ============
    FFO per share - Continuing
     operations                      (5,6)       $0.92       $0.19     $0.23     $0.23     $0.27     $0.94        $0.19
                                           ============ =========== ========= ========= ========= ========= ============

 AFFO per share -
  Basic                               5,6        $0.78       $0.15     $0.18     $0.21     $0.24
                                           ============ =========== ========= ========= =========
 AFFO per share -
  Diluted                            (5,6)       $0.76       $0.14     $0.18     $0.21     $0.23
                                           ============ =========== ========= ========= =========

 FAD per share -
  Basic                              (5,6)       $0.60       $0.10     $0.14     $0.17     $0.19
                                           ============ =========== ========= ========= =========
 FAD per share -
  Diluted                            (5,6)       $0.59       $0.10     $0.14     $0.17     $0.19
                                           ============ =========== ========= ========= =========

--------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) 2002 FFO has been restated to include a $197 impairment of real estate charge and to include the $957 gain from the sale of undepreciated property (net of minority interest of $573). FFO for the year ended December 31, 2003 includes a $659 gain on the sale of undepreciated property.

(4) Discontinued operations represent the activity related to all properties sold since January 1, 2001.

(5) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(6) FFO for the year ended December 31, 2002 includes $3,800 ($0.13 per share) of lease termination income received during the period. FFO for the year ended December 31, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.




Work Area:

Depreciation of real estate and amortization of leasing
 costs:
     for unconsolidated subsidiaries:

Crossroads                                       $162        $160      $162        $159
ASOF                                              152         151       153         103
ASOF - Kroger/Safeway                             236         236       236         197
                                            ---------- ----------- --------- -----------

                                                 $550        $547      $551        $459
                                            ========== =========== ========= ===========

Amortization of finance
 costs:
Acadia                                 629        128         129       241         131
Crossroads                              20          7           7         3           3
ASOF                                    24          7           7         7           3
To tie - $3k 4Q and $12k FYE            12         12           -        (5)          5
                                  --------- ---------- ----------- --------- -----------

                                      $685       $154        $143      $246        $142
                                  ========= ========== =========== ========= ===========


                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                              Capital Expenditures
   --------------------------------------------------------------------------



                                                 --------------------------
                                                 Year-to-Date    Current             Previous Quarters
                                                                 Quarter

                                                     Year       3 months     3 months     3 months    3 months
                                                     ended        ended        ended       ended       ended
                                                 December 31, December 31, September 30, June 30,    March 31,
                                           Notes      2003         2003         2003        2003        2003
                                                 ---------------------------------------------------------------


Leasing Commissions:                                      $93          $39           $-          $9         $45
                                                 ---------------------------------------------------------------

Tenant Improvements:                                    1,201          521          174         160         346
                                                 ---------------------------------------------------------------

Capital Expenditures:
Retail                                      (1)         2,628          760          937         526         405
Residential                                             1,378          293          388         356         341
                                                 ---------------------------------------------------------------
                                                        4,006        1,053        1,325         882         746
                                                 ---------------------------------------------------------------

Redevelopments                              (2)         8,665        5,186        1,309       1,094       1,076
                                                 ---------------------------------------------------------------

Total                                                 $13,965       $6,799       $2,808      $2,145      $2,213
                                                 ===============================================================


Expenditures for real estate and
  improvements as reported on the
  Company's Statement of Cash Flows                   $13,531       $6,541       $2,808      $2,136      $2,046
Expenditures included in deferred leasing   (3)           215           39            -           9         167
Accrued construction costs as of year-end                 219          219            -           -           -
                                                 ---------------------------------------------------------------
  costs in Statement of Cash Flows                    $13,965       $6,799       $2,808      $2,145      $2,213
                                                 ===============================================================




(1) Retail capital expenditures include $543 and $1,836 for the quarter and year ended December 31. 2003, respectively, related to the complete redesign of the facade at the Bloomfield Towne Center.

(2)  Represents costs (including leasing commissions) exclusively at the Gateway
     Shopping   Center,   Elmwood  Park   Shopping   Center  and  Bartow  Avenue
     development.

(3) Includes $122 of leasing commissions related to the Gateway Shopping Center included in the redevelopment line item above.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003




                           Consolidated Balance Sheets
             ------------------------------------------------------
                                 (in thousands)

                                          December 31,   December 31,
                                              2003           2002
                                          -------------  -------------
ASSETS

Real estate
  Land                                   $      54,890   $     54,890
  Buildings and improvements                   366,879        352,359
  Construction in progress                       5,859          6,629
                                          -------------   ------------
                                               427,628        413,878
Less: accumulated depreciation                (101,090)       (85,062)
                                          -------------   ------------
  Net real estate                              326,538        328,816

Cash and cash equivalents                       14,663         45,168
Cash in escrow                                   3,342          3,447
Investments in unconsolidated
 partnerships                                   13,630          6,164
Rents receivable, net of $1,510 and
 $1,374 allowance, respectively                  5,431          2,567
Straight-line rents receivable, net of
 $910 allowance                                  4,963          4,392
Notes Receivable                                 3,586          6,795
Prepaid expenses                                 3,127          2,042
Due from related parties                             -              -
Deferred charges, net                           11,173         10,360
Other assets                                     1,731          1,184
                                          -------------   ------------

                                         $     388,184   $    410,935
                                          =============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                   $     190,444   $    202,361
Accounts payable and accrued expenses            5,955          8,528
Dividends and distributions payable              4,619          3,744
Due to related parties                              48            174
Deferred gain on sale of properties                  -          1,212
Interest rate swap payable                       4,044          5,470
Other liabilities                                3,806          2,998
                                          -------------   ------------
  Total liabilities                            208,916        224,487
                                          -------------   ------------

Minority interest in Operating
 Partnership                                     7,845         22,746
Minority interests in majority owned
 partnerships                                    1,810          2,379
                                          -------------   ------------
  Total minority interests                       9,655         25,125
                                          -------------   ------------

Shareholders' equity:
Common shares                                       27             25
Additional paid-in capital                     177,770        170,851
Accumulated other comprehensive income          (5,505)        (6,874)
Deficit                                         (2,679)        (2,679)
                                          -------------   ------------
  Total shareholders' equity                   169,613        161,323
                                          -------------   ------------

                                         $     388,184   $    410,935
                                          =============   ============

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                            Selected Operating Ratios
                        -------------------------------




                                                   3 months ended December 31,   Year ended December 31,

                                                   -------------                 ----------
                                                       2003          2002          2003         2002
                                                   -------------  ------------   ----------  ------------
                Coverage Ratios                 (1)
-----------------------------------------------

            Interest Coverage Ratio
EBIDTA                                          (2)      $9,474        $9,479      $41,088       $41,159
Divided by Interest expense                               3,467         3,144       13,755        13,829
                                                   -------------  ------------   ----------  ------------
                                                           2.73  x       3.01 x       2.99  x       2.98 x

            Fixed Charge Coverage Ratio
EBIDTA                                                   $9,474        $9,479      $41,088       $41,159
Divided by ( Interest expense                             3,467         3,144       13,755        13,829
                 + Preferred Dividends)         (3)          36            50          185           199
                                                   -------------  ------------   ----------  ------------
                                                           2.70  x       2.97 x       2.95  x       2.93 x

            Debt Service Coverage Ratio
EBIDTA                                                   $9,474        $9,479      $41,088       $41,159
Divided by ( Interest expense                             3,467         3,144       13,755        13,829
                 + Principal Amortization)      (4)       1,248           883        4,894         4,038
                                                   -------------  ------------   ----------  ------------
                                                           2.01  x       2.35 x       2.20  x       2.30 x

                 Payout Ratios
-----------------------------------------------

               FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.16 for 4Q03, $0.145 for 1Q-3Q03
  and $0.13 for 2002.                                    $4,584        $3,695      $16,992       $14,779
FFO                                             (2)       5,728         5,637       26,914        26,217
                                                   -------------  ------------   ----------  ------------
                                                             80%           66%          63%           56%

               AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)          $4,584                    $16,992
AFFO                                                      4,134                     22,104
                                                   -------------                 ----------
                                                            111%                        77%
               FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)          $4,584                    $16,992
FAD                                                       2,886                     17,210
                                                   -------------                 ----------
                                                (5)         159%                        99%

                Overhead Ratios
-----------------------------------------------

             G&A/Real Estate Revenues
General and Administrative expense                       $2,606        $2,618      $10,449        $9,908
Real Estate Revenues                                     19,602        17,421       74,041        70,486
                                                   -------------  ------------   ----------  ------------
                                                             13%           15%          14%           14%

                Leverage Ratios
-----------------------------------------------

Debt/Total Market Capitalization                (6)
Debt                                                   $230,584      $222,913
Total Market Capitalization                             589,014       436,003
                                                   -------------  ------------
                                                             39%           51%


Debt + Preferred Equity (Preferred O.P. Units)         $232,164      $225,125
Total Market Capitalization                             589,014       436,003
                                                   -------------  ------------
                                                             39%           52%


Notes:

(1) Quarterly results for 2003 and 2002 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2)  EBIDTA  and FFO for the nine  months  ended  September  30,  2002 have been adjusted to exclude non-recurring income of $3,945 representing lease termination income received from predominantly one tenant during the period. Gross property revenues already exclude these amounts. The adjustments are as follows:



                                                          3 months ended                Year ended
                                                         December 31, 2002           December 31, 2002
                                                   -------------------------------------------------------

                                                       EBIDTA          FFO         EBIDTA        FFO
Gross amounts                                             $9,479        $5,637     $45,104       $30,162
Adjustment for material non-recurring items                    -             -      (3,945)       (3,945)
                                                   --------------  ------------  ----------  ------------
As adjusted and used above                                $9,479        $5,637     $41,159       $26,217
                                                   ==============  ============  ==========  ============



(3)  Represents  preferred  distributions  on  Preferred  Operating  partnership
     Units.

(4)  Includes  the  Company's   pro-rata   share  of  joint  venture   principal
     amortization. $205 of the 2003 quarterly amortization and $820 of the annual amortization is from the self-liquidating amortization related to the Kroger/Safeway portfolio. On the JV level, this consists of $29,528 of debt which self-amortizes over the next six years.

(5) Capital expenditures include $543 and $1,836 for the quarter and year ended December 31. 2003, respectively, related to the complete redesign of the facade at the Bloomfield Towne Center.

(6)  Includes the Company's pro-rata share of joint venture debt.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                      Portfolio Debt - Consolidated Summary
                             (amounts in thousands)







                                                     % of                                                  Weighted
                                                  Wholly-Owned        % of                                   Avg.
                                        Notes and Unconsolidated  Wholly-Owned   % of Total  Outstanding   Int. Rate
                                              Combined Basis (1)      Only       Portfolio     Balance
                                        ------------------------------------------------------------------------------
Consolidated Debt
Fixed-Rate Debt                            (2)                85%           82%          68%    $156,433         6.60%
Variable-Rate Debt                         (2)                15%           18%          15%      34,011         2.92%
                                              ------------------------------------------------------------------------

Total Consolidated Debt                                      100%          100%          83%     190,444         5.95%
                                              ========================================================================

Unconsolidated Debt (Joint Ventures)
Fixed-Rate Debt (1)                                                                      16%      38,843         6.72%
Variable-Rate Debt (1)                                                                    1%       1,297         3.12%
                                                                               ---------------------------------------

Total Unconsolidated Debt                                                                17%      40,140         6.61%
                                                                               ---------------------------------------

               Total Debt                  (3)                                          100%    $230,584         6.06%
                                                                               =======================================





    Notes

(1) The Company is not required to, and does not consolidate its share of joint venture activity for the purposes of preparing its consolidated fiancial statemetns under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.

(2) Fixed-rate debt includes $86,669 of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

(3) The above balances do not include FAS 141 adjustments totaling $5,275 as of December 31, 2003.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                December 31, 2003
                        Debt Analysis - Consolidated Debt
                             (amounts in thousands)


                                                                           Principal              Variable
                                                                          Balance at             Rate as of
                                                          % of           December 31,  Interest December 31,  Maturity
  Property                        Lender                 Porfolio Notes       2003        Rate      2003       Date
  ----------------------------------------------------------------------------------------------------------------------------

  FIXED-RATE DEBT
  --------------------------------

  Merrillville Plaza              SunAmerica Life
                                   Insurance Co.                              $13,425     6.46%                7/1/2007
  Crescent Plaza                  Metropolitan Life
                                   Insurance Co.                                8,516     8.13%               11/1/2010
  East End Centre                 Metropolitan Life
                                   Insurance Co.                               15,597     8.13%               11/1/2010
  GHT Apartments                  Bank of America, N.A.                        10,817     7.55%                1/1/2011
  Colony Apartments               Bank of America, N.A.                         5,409     7.55%                1/1/2011
  239 Greenwich Avenue            RBS Greenwich Capital                        16,000     5.19%                6/1/2013

  Interest rate swaps             Fleet National Bank                 (1)      86,669     6.29%             Various
                                                                         ------------- --------

  TOTAL FIXED-RATE DEBT                                       82%             156,433     6.60%
                                                                         ------------- --------

  VARIABLE-RATE DEBT
  --------------------------------

  Berlin Shopping Center          Washington Mutual
                                   Bank, F.A.                                   1,777      L+175       2.94%   4/1/2005
  Bradford Towne Center           Washington Mutual
                                   Bank, F.A.                                   7,264      L+175       2.94%   4/1/2005
  Ledgewood Mall                  Washington Mutual
                                   Bank, F.A.                                  29,906      L+175       2.94%   4/1/2005
  New Louden Center               Washington Mutual
                                   Bank, F.A.                                   7,064      L+175       2.94%   4/1/2005
  Route 6 Plaza                   Washington Mutual
                                   Bank, F.A.                                   4,674      L+175       2.94%   4/1/2005
  Village Apartments              Sun America Life
                                   Insurance Co.                                9,191      L+173       2.89%  10/1/2005
  Abington Towne Center           Fleet National Bank                 (2)                  L+175       2.92%   1/1/2007
  Branch Shopping Center          Fleet National Bank                 (2)      12,009      L+175       2.92%   1/1/2007
  Methuen Shopping Center         Fleet National Bank                 (2)                  L+175       2.92%   1/1/2007
  Walnut Hill Plaza               Washington Mutual
                                   Bank, F.A.                         (3)       6,775      L+185       3.04%   1/1/2007
  Bloomfield Town Square          Washington Mutual
                                   Bank, F.A.                         (3)      13,308      L+185       3.04%   1/1/2007
  Town Line Plaza                 Fleet National Bank                 (4)       4,865      L+175       2.91%  3/15/2007
  Gateway Shopping Center         Fleet National Bank                 (5)       6,256      L+175       2.91%   5/1/2007
  Village Commons Shopping Center Fleet National Bank                           8,992      L+175       2.91%   6/1/2007
  Elmwood Park Shopping Center    Washington Mutual
                                   Bank, F.A.                         (6)           -      L+150          -  11/22/2007
  Marketplace of Absecon          Fleet National Bank                 (7)           -      L+150          -    3/1/2008
  Soundview Marketplace           Fleet National Bank                  8        8,599      L+140       2.57%  12/1/2008
                                                                                                ------------

  Interest rate swaps             Fleet National Bank                         (86,669)
                                                                         -------------

  TOTAL VARIABLE-RATE DEBT                                    18%              34,011      L+174       2.92%
                                                       ----------        -------------          ------------

  TOTAL PORTFOLIO DEBT                                       100%            $190,444                  5.95%
                                                       ==========        =============          ============


--------------------------------------------------------------------------------
   Notes:
   ------------------

(1) The Company has hedged $86,669 of it's variable-rate debt with five variable to fixed- rate swap agreements with Fleet Bank, N.A. as follows:

   Notional principal  All-in Rate    Spread  Swap rate Maturity Date
   -------------------------------------------------------------------
             $30,000            6.55%    1.75%     4.80%     4/1/2005
              20,000            6.28%    1.75%     4.53%    10/1/2006
              15,605            6.17%    1.85%     4.32%     1/1/2007
              12,072            5.86%    1.75%     4.11%     1/1/2007
               8,992            6.22%    1.75%     4.47%     6/1/2007
   -------------------------------------------------------------------
             $86,669            6.29%    1.77%     4.52%
   ===================================================================



Subsequent to year-end, the Company has also executed a forward-starting interest rate swap in the notional principle amount of $37,667. The swap as at a 4.345% rate and commences April 1, 2005 with a January 1, 2011 maturity.

(2) There is an additional $7,650 currently available under this facility which the Total Debt - Hedged Company is required to fully draw down prior to December 2004. An additional $3,000 (net of a $150 holdback) is available through December 2004 based upon additional lease-up at the collateral properties.

(3) There is an additional $5,000 (less certain holdbacks totalling $600) currently available under this facility which the Company is required to fully draw down prior to December 2004.

(4) There is an additional $2,000 available under this facility which is also periodically used for standby letters of credit.

(5)  There is an additional $3,000 available under this facility.

(6) This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 150 basis points (3.30% all-in rate floor).

(7) This is a revolving facility for up to $7,400 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%).

(8)  There is an additional $5,000 available under this facility.

                    ANNUAL SUPPLEMENTAL DISCLOSURE
                           December 31, 2003
         Debt Analysis - Unconsolidated Debt (Joint Ventures)



                                                                   Principal                        Variable
                                                     Acadia Realty Balance at  Acadia's            Rate as of
                              Lender/                    Trust    December 31, Prorata  Interest    December   Maturity
FIXED-RATE DEBT               Joint Venture Partner    Ownership      2003      Share      Rate      31, 2003     Date
-------------------------------------------------------------------------------------------------- ----------------------

Crossroads Shopping Center (1)Bank of New York/              49.0%    $32,961   $16,151      7.16%             10/1/2007
                                Heyman-Greenburgh
                                Associates LLC and
                                RMC Development
                                Company LLC
Brandywine Town Center        UBS Warburg Real Estate
                               Investments, Inc./            22.2%     30,000     6,667      4.69%             2/11/2008
                                Acadia Strategic
                                Opportunity Fund
Kroger Portfolio (2)          Cortlandt Deposit
                               Corporation/                  22.2%     14,850     2,475      6.62%              2/1/2009
                                Acadia Strategic
                                Opportunity Fund
Safeway Portfolio (2)         Cortlandt Deposit
                               Corporation/                  22.2%     14,678     2,446      6.51%             1/15/2009
                                Acadia Strategic
                                Opportunity Fund
Brandywine Town Center        UBS Warburg Real Estate
                               Investments, Inc./            22.2%     21,468     4,771      7.01%             7/11/2012
                                Acadia Strategic
                                Opportunity Fund
Market Square Shopping Center UBS Warburg Real Estate
                               Investments, Inc./            22.2%     16,287     3,619      7.32%             6/11/2012
                                Acadia Strategic
                                Opportunity Fund
Amherst Marketplace           The Ohio National Life
                                Insurance Company/
                                Acadia Strategic
                                 Opportunity Fund            22.2%      4,916     1,092      8.20%              6/1/2022
Sheffield Crossing            Canada Life Insurance
                               Company/
                                Acadia Strategic
                                 Opportunity Fund            22.2%      7,299     1,622      8.00%              1/1/2023
                                                                  --------------------------------

TOTAL/WEIGHTED AVERAGE - FIXED-RATE UNCONSOLIDATED DEBT               142,459    38,843      6.72%
                                                                  --------------------------------


VARIABLE-RATE DEBT
------------------------------


Granville Center              Bank One, NA/
                                Acadia Strategic                                           L + 200
                                 Opportunity Fund            22.2%      5,835     1,297                  3.12% 10/5/2007
                                                                  ----------------------           -----------

TOTAL/WEIGHTED AVERAGE - ALL UNCONSOLIDATED DEBT                     $148,294   $40,140                  6.61%
                                                                  ======================           ===========


Notes:
------------------------------

(1) Although this is variable debt, Acadia has effectively fixed its pro-rata share of debt through two swap transactions. $5,000 is fixed at 7.53% and the remaining balance is fixed at 6.99%.

(2) AmCap, ASOF's joint venture partner on this investment, is allocated 25% of the debt and equity. As such, ASOF's pro- rata share of the above debt is 75% x 22.22%.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                             Future Debt Maturities
                   ------------------------------------------
                                 (in thousands)


                                                                                  Weighted Average Interest Rate of
                                                                                             Maturing Debt
                                                                       -------------------------------------------------
    Consolidated Debt
                             Scheduled
           Year             Amortization   Maturities       Total      Total Debt  Fixed-Rate Debt   Variable-Rate Debt
---------------------------------------------------------------------- ----------- ---------------- --------------------

          2004            $         3,580 $          - $        3,580         n/a              n/a                  n/a
          2005                      2,775       57,769         60,544        2.93%             n/a                 2.93%
          2006                      2,445            -          2,445         n/a              n/a                  n/a
          2007                      1,396       61,250         62,646        3.68%            6.46%                2.96%
          2008                      1,168        7,976          9,144        2.57%             n/a                 2.57%
        Thereafter                  2,975       49,110         52,085        7.12%            7.12%                 n/a
                           --------------- ------------ --------------
                          $        14,339 $    176,105 $      190,444
                           =============== ============ ==============


 Unconsolidated Debt (Joint Ventures) (1)



          2004                      1,325            -          1,325         n/a              n/a                  n/a
          2005                      1,372            -          1,372         n/a              n/a                  n/a
          2006                      1,418            -          1,418         n/a              n/a                  n/a
          2007                      1,245       16,033         17,278        6.86%            7.16%                3.12%
          2008                      1,017            -          1,017         n/a              n/a                  n/a
        Thereafter                  3,620       14,110         17,730        5.98%            5.98%                 n/a
                           --------------- ------------ --------------
                          $         9,997 $     30,143 $       40,140
                           =============== ============ ==============



---------------------------------------------------------------------- ----------- ---------------- --------------------

Capitalized interest related to the Company's development projects is as follows:
        (in thousands)
     1st Quarter 2003     $           187
     2nd Quarter 2003                  76
     3rd Quarter 2003                  61
     4th Quarter 2003                  79
                           ---------------

       Year-to-Date       $           403
                           ===============



(1) The above amounts represent the Company's pro-rata share of joint venture mortgage debt.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003


                             Unencumbered Properties
                     -------------------------------------



               Center                      Location           GLA
------------------------------------- ------------------ -------------

Blackman Plaza                        Wilkes-Barre, PA        121,341

Greenridge Shopping Center            Scranton, PA            198,393

Hobson West Plaza                     Naperville, IL           99,044

Luzerne Street Shopping Center        Scranton, PA             57,988

Mad River Station                     Dayton, OH              154,325

Mark Plaza                            Edwardsville, PA        214,036

Pacesetter Park Shopping Center       Ramapo, New York         96,252

Pittston Plaza                        Pittston, PA             79,494

Plaza 422                             Lebanon, PA             155,026
                                                         -------------

Total GLA of Unencumbered Properties                        1,175,899
                                                         =============

Total net operating income for the year ended
  December 31, 2003 associated with unencumbered
   properties                                                  $5,594
                                                         =============

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                  Acadia Strategic Opportunity Fund - Overview

----------------------------------------------------------------------------------------------------------------------



Item                    Notes Description
-----------------------------------------------------------------------------------------------------------------------

Date formed                   September 2001

Properties owned

Ohio                     (1)  Amherst Marketplace
                         (1)  Granville Centre
                         (1)  Sheffield Crossing

Delaware                 (1)  Brandywine Town Center
                         (1)  Market Square Shopping Center

Various                  (2)  25 Kroger/Safeway locations


    Partnership structure

Equity Contribution:          22.22% - Acadia
                              77.78% - Four institutional investors (current significant shareholders in Acadia as well)

   Cash flow distribution:    22.22% - Acadia
                              77.78% - Four institutional investors

Promote:                      20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                              Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia                Asset management fee equal to 1.5% of total committed capital ($70 million which excludes
                               Acadia's $20 million))

                              Property management fee equal to 4% of gross property revenues

                              Market rate leasing fees

                              Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


Mortgage Debt            (3)  $115 million

                               95% ($109 million) fixed-rate and 5% floating ($6 million) at a total blended rate of 6.2%






(1) See details of these properties including occupancy, tenants, expirations and demographics in Section IV of this supplement
(2)  See enclosed map in this section for these locations
(3)  See details of this debt in Section II of this supplement








                               ANNUAL SUPPLEMENTAL
                                   DISCLOSURE
                                DECEMBER 31, 2003

                            ASOF Properties - Detail
                         -----------------------------




               ---------------------------------------------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                   Gross Leasable Area           Occupancy             Annualized Base Rent        per Occupied Square
                                                                                                            Foot
               ---------------------------------------------------------------------------------------------------------
                Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
               ---------------------------------------------------------------------------------------------------------



    Midwest
---------------

Ohio
---------------

Amherst
 Marketplace      76,737   3,200    79,937 100.00%100.00%100.00%   $765,711    $33,396    $799,107  $9.98 $10.44 $10.00
Granville
 Centre           90,047  41,496   131,543 100.00% 62.80% 88.27%    991,612    283,693   1,275,305  11.01  10.89  10.98
Sheffield
 Crossing         59,159  53,475   112,634 100.00% 88.11% 94.36%    620,578    497,852   1,118,430  10.49  10.57  10.52
               ---------------------------------------------------------------------------------------------------------
Total - Midwest
     Region      225,943  98,171   324,114 100.00% 77.80% 93.28%  2,377,901    814,941   3,192,842  10.52  10.67  10.56
               ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------

Delaware
---------------
Brandywine Town
 Center (1)      614,289       -   614,289  99.33%     -  99.33%  8,651,434          -   8,651,434  14.18      -  14.18
Market Square
 Shopping
 Center           31,375  56,385    87,760 100.00%100.00%100.00%    365,712  1,255,001   1,620,713  11.66  22.26  18.47
               ---------------------------------------------------------------------------------------------------------
 Total - Mid-
    Atlantic     645,664  56,385   702,049  99.36%100.00% 99.41%  9,017,146  1,255,001  10,272,147  14.06  22.26  14.72
               ---------------------------------------------------------------------------------------------------------

    Various
---------------
Kroger/Safeway
 Portfolio (25
 Properties)(
 2)            1,018,100       - 1,018,100 100.00%     - 100.00%  9,965,897          -   9,965,897   9.79      -   9.79
               ---------------------------------------------------------------------------------------------------------


Total - Joint
 Venture
 Properties    1,889,707 154,556 2,044,263  99.78% 85.90% 98.73%$21,360,944 $2,069,942 $23,430,886 $11.33 $15.59 $11.61
               =========================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(2) ASOF has a 75% economic interest in this portfolio of 25 Kroger/Safeway triple-net leases.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                            Kroger/Safeway Portfolio
                           -------------------------


                             Kroger locations      Safeway locations
                         ---------------------------------------------

                                 Cary, NC             Atlanta, TX
                              Cincinnati, OH        Batesville, AR
                                Conroe, TX            Benton, AR
                              Great Bend, KS         Carthage, TX
                               Hanrahan, LA         Little Rock, AR
                             Indianapolis, IN        Longview, WA
                                Irving, TX            Mustang, OK
                                Pratt, KS             Roswell, NM
                               Roanoke, VA            Ruidoso, NM
                              Shreveport, LA         San Ramon, CA
                          Wichita, KS (2 stores)   Springerville, AZ
                                                      Tucson, AZ
                                                       Tulsa, OK








General note: As all of these leases are triple- net, Acadia has no property management responsibilities for these locations.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                        ACADIA STRATEGIC OPPORTUNITY FUND
                 Top 10 Tenants - Ranked by Annualized Base Rent
     ---------------------------------------------------------------------


                                                                                Percentage of Total
                                                                               Represented by Tenant
                                                                      ---------------------------------------
                                 Number of
                                 Stores in               Annualized     Total
                                    JV         Total         Base     Portfolio        Annualized Base
Ranking         Tenant           Portfolio      GLA        Rent (1)     GLA( 2)            Rent (2)
------- ----------------------- ----------- ------------ ------------ ---------- ----------------------------

     1  Safeway (3)                     13      467,300   $3,743,629       22.9%                        17.9%
     2  Kroger (4)                      12      550,800    3,730,794       26.9%                        17.8%
     3  Lowe's                           1      140,000    1,925,000        6.8%                         9.2%
     4  Giant Eagle                      2      125,396    1,251,154        6.1%                         6.0%
     5  Bed, Bath & Beyond               1       45,114      868,426        2.2%                         4.1%
        Transunion Settlement
     6   (5)                             1       39,714      858,930        1.9%                         4.1%
     7  Regal Cinema                     1       65,641      821,825        3.2%                         3.9%
     8  Target                           1      138,000      800,000        6.8%                         3.8%
     9  Dick's Sporting Goods            1       50,000      725,156        2.4%                         3.5%
    10  Michaels                         1       24,876      547,272        1.2%                         2.6%
                                ----------- ------------ ------------ ---------- ----------------------------

                 Total                  34    1,646,841  $15,272,186       80.6%                        72.9%
                                =========== ============ ============ ========== ============================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after September 30, 2003.

(2) GLA does not include approximately 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Base rents for the Kroger/Safeway portfolio include 75% of the total rents. The remaining 25% is allocated to AmCap, the joint venture partner in this portfolio.

(3) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non- supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(4) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

(5)  Subsidiary of Transunion

                    ANNUAL SUPPLEMENTAL DISCLOSURE
                           DECEMBER 31, 2003


                  Retail Properties - Summary Listing
                  -----------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                   Property Totals
                                                                                               -----------------------
                                                                 Grocery
                                                                  Anchor
                                                                 Current
                                   Year                          Lease and     Other Anchor     Annualized  Annualized
                              Constructed(C)          Occupancy  Option     Current Lease and      Base        Base
 Shopping Center   Location    Acquired(A)      GLA       %      Expiraton   Option Expiraton      Rent      Rent psf
----------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
-----------------

    New York

Soundview        Port                                          King Kullen Clearview Cinema
 Marketplace      Washington        1998 (A)  182,367       92% 2007/2022   2010/2030           $2,633,577     $15.70

Village Commons
 Shopping Center Smithtown          1998 (A)   87,285       96%            Daffy's 2008/2028     2,012,740      23.91
                                                                           Walgreens 2021/--

Branch Shopping
 Plaza           Smithtown          1998 (A)  125,640       96% Waldbaum's                       2,232,624      18.57
                                                                (A&P)2013/2028

New Loudon Center Latham            1982 (A)  254,332       75% Price       Marshalls 2004/2009  1,526,987       7.95
                                                                Chopper     Bon Ton Department
                                                                2015/2035    Store 2014/2034

Pacesetter Park  Pomona                                        Stop & Shop
 Shopping Center                    1999 (A)   96,252       84% (Ahold) 2020/2040                  881,762      10.90


   New Jersey

Elmwood Park     Elmwood Park       1998 (A)  149,676      100% Pathmark    Walgreen's 2022/2062  3,274,452      21.97
 Shopping Center                                                 2017/2052

Marketplace of   Absecon            1998 (A)  105,251       93% Acme        Eckerd Drug           1,499,872      15.40
 Absecon                                                        2015/2055   2020/2040

Berlin Shopping  Berlin             1994 (A)  188,717       80% Acme        Kmart 2004/2029         802,846       5.33
 Center                                                         2005/2015

Ledgewood Mall   Ledgewood          1983 (A)  515,980       88%            Wal-mart 2019/2049    4,251,099       9.36
                                                                           Macy's 2005/2025
                                                                           The Sports' Authority 2007/2037
                                                                           Circuit City 2020/2040
                                                                           Marshalls 2007/2027


NEW ENGLAND REGION
------------------------------

   Connecticut

Town Line Plaza  Rocky Hill         1998 (A)  206,178      100%Stop & Shop Wal-mart (not owned)  1,555,061      14.28

239 Greenwich    Greenwich          1998 (A)   16,834      100%            Restoration Hardware  1,254,282      74.51
 Avenue                                                                      2015/2025
                                                                           Chico's Fashion
                                                                             2010/2020
  Massachusetts

Methuen Shopping Methuen            1998 (A)  130,238      100%DeMoulas    Wal-mart 2011/2051      828,772       6.36
 Center                                                         Market
                                                                2005/2015

Crescent Plaza   Brockton           1984 (A)  218,277      100%Shaw's      Home Depot 2021/2056
                                                                2012/2042                        1,692,015       7.75

  Rhode Island

Walnut Hill PlazaWoonsocket         1998 (A)  285,773      100% Shaw's      Sears 2008/2033
                                                                 2013/2043                       2,231,530       7.81

     Vermont

The Gateway      Burlington         1999 (A)  100,563       84% Shaw's
 Shopping Center                                                 2024/2053                       1,544,422      18.27

MIDWEST REGION
-----------------

    Illinois

Hobson West PlazaNaperville         1998 (A)   99,044       99% Bobak's Market                   1,143,138      11.68
                                                                and Restaurant
                                                                 2007/2032
                                                                 (specialty
                                                                  grocery)
     Indiana

Merrillville     Merrillville       1998 (A)  235,603      100%            TJ Maxx 2004/2014     2,590,146      10.99
 Plaza                                                                     JC Penney 2008/2018
                                                                           OfficeMax 2008/2028

    Michigan

Bloomfield Town  Bloomfield                                     Costco     TJ Maxx2009/2014
 Square           Hills             1998 (A)  217,499       88%(not owned) Marshall's 2011/2026  1,779,608       9.32
                                                                           Home Goods 2010/2025

      Ohio
                                                                           Babies "R" Us
Mad River Station Dayton            1999 (A)  154,325       80%             2005/2020            1,487,953      12.03
                                                                           Office Depot
                                                                            2005/2010



MID-ATLANTIC
 REGION
-----------------

  Pennsylvania

Abington Towne   Abington                                                  TJ Maxx 2010/2020
 Center                             1998 (A)  216,542       97%                                    798,975      14.93
                                                                           Target (not owned)

Blackman Plaza   Wilkes-Barre       1968 (C)  121,341       92%            Kmart 2004/2049 2       261,504       2.34

Bradford Towne   Towanda            1993 (C)  256,939       89% P&C Foods  Kmart 2019/2069       1,420,961       6.20
 Centre                                                         (Penn
                                                                Traffic)
                                                                2014/2024


East End Center  Wilkes-Barre       1986 (C)  308,283       52% Price                              969,570       6.07
                                                                Chopper
                                                                2008/2028

Greenridge Plaza Scranton           1986 (C)  198,393       53%Giant Food (Ahold) 2021/2051        668,852       6.37

Luzerne Street   Scranton           1983 (A)   57,988       94%Price       Eckerd Drug             272,150       4.98
 Shopping Center                                                Chopper     2004/2019
                                                                2004/2024 3

Mark Plaza       Edwardsville       1968 (C)  214,036       91%Redner's    Kmart 2004/2054 2       949,127       4.86
                                                                Markets
                                                                2018/2028


Pittston Plaza   Pittston           1994 (C)   79,494       98% Redner's    Eckerd Drugs           599,728       7.69
                                                                Market      2006/2016
                                                                2018/2028


Plaza 422        Lebanon            1972 (C)  155,026       69%            Home Depot 2021/2056    444,020       4.14



Route 6 Mall     Honesdale          1994 (C)  175,507       99% Weis MarketsKmart 2020/2070      1,062,543       6.11
                                                               (not owned)
                                            ----------                                         -----------------------

                                            5,153,383                                          $42,670,316     $10.22
                                            ==========                                         =======================

JOINT VENTURE PROPERTIES
------------------------------
(excludes jont venture owned Kroger/Safeway Portfolio)

NEW YORK REGION
-----------------

    New York

Crossroads       White Plains       1998   310,919        99% Waldbaum's  Kmart 2012/2037       $5,523,606     $17.99
 Shopping Center                                                (A&P) 2007/2032
(49% JV interest)                                                         B. Dalton 2012/2022
                                                                          Pay Half 2018/--
                                                                          Modell's 2009/2019


MID-ATLANTIC
 REGION
-----------------

    Delaware

Brandywine Town
 Center 1        Wilmington         2003 (A)  614,289     99%                                    8,651,434      14.18
(22% JV interest)

Market Square    Wilmington         2003 (A)   87,760    100% Trader Joe'sTJ Maxx 2006/2016      1,620,713      18.47
 Shopping Center                                              (specialty
                                                              grocery)
(22% JV interest)                                              2013/2028



MIDWEST REGION
-----------------

      Ohio

Amherst          Cleveland                                     Giant Eagle
 Marketplace                        2002 (A)   79,937      100% 2021/2041                          799,107      10.00
(22% JV interest)

Granville Centre Columbus           2002 (A)  131,543       88% Big Bear    California Fitness   1,275,305      10.98
                                                                (Penn       2017/2027
                                                                Traffic)
                                                               2020/2050 4
(22% JV interest)

Sheffield        Cleveland          2002 (A)  112,634       94% Giant Eagle                      1,118,430      10.52
 Crossing                                                       2022/2042
                                            ----------                                         -----------------------
(22% JV interest)

                                            1,337,082                                          $18,988,595     $14.53
                                            ==========                                         =======================

1 Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

2 Kmart has notified the Company of its intention to exercise its option to renew the lease for this space upon the expiration of the current lease term.

3 This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

4 This tenant, which is currently operating under Chapter 11 Bankruptcy, has ceased operations at this location and the Company anticipates the tenant will reject the lease.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                               SEPTEMBER 30, 2003


                           Retail Properties by Region
                          ----------------------------
             (excludes jont venture owned Kroger/Safeway Portfolio)




             -----------------------------------------------------------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                                                   per Occupied Square
                  Gross Leasable Area        Occupancy                 Annualized Base Rent                 Foot
             -----------------------------------------------------------------------------------------------------------
Wholly-Owned
  Properties
-------------
              Anchors
                 (1)     Shops     Total   Anchors Shops Total   Anchors      Shops       Total    Anchors Shops Totals
             -----------------------------------------------------------------------------------------------------------


  New York
    Region   1,022,638   682,862 1,705,500  90.58% 83.49%87.74% $9,347,999  $9,767,960 $19,115,959 $10.09 $17.13 $12.77
 New England   640,880   316,983   957,863 100.00% 94.94%98.32%  6,124,752   2,981,330   9,106,082  11.27   9.91  10.78
   Midwest     305,549   400,922   706,471 100.00% 85.47%91.75%  2,369,451   4,631,394   7,000,845   7.75  13.52  10.80
Mid-Atlantic 1,302,156   481,393 1,783,549  80.78% 77.81%79.98%  4,501,700   2,945,730   7,447,430   5.55   7.86   6.28
             -----------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------
Total Wholly-
    Owned
  Properties 3,271,223 1,882,160 5,153,383  89.40% 84.39%87.57%$22,343,902 $20,326,414 $42,670,316  $8.64 $12.80 $10.22
             -----------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------

Joint Venture
  Properties
-------------
 Midwest (2)   225,943    98,171   324,114 100.00% 77.80%93.28% $2,377,901    $814,941  $3,192,842 $10.52 $10.67 $10.56
Mid-Atlantic
    (2,3)      645,664    56,385   702,049  99.36%100.00%99.41%  9,017,146   1,255,001  10,272,147  14.06  22.26  14.72
  New York
  Region (4)   191,363   119,556   310,919 100.00% 96.76%98.75%  1,939,927   3,583,679   5,523,606  10.14  30.98  17.99

             -----------------------------------------------------------------------------------------------------------
Total Joint
   Venture
  Properties 1,062,970   274,112 1,337,082  99.61% 90.64%97.77%$13,334,974  $5,653,621 $18,988,595 $12.59 $22.76 $14.53
             ===========================================================================================================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2) The Company has a 22% interest in Acadia Strategic Opportunity Fund which owns these properties.

(3) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

                    ANNUAL SUPPLEMENTAL DISCLOSURE
                           DECEMBER 31, 2003


                 Retail Properties by State - Summary
             ---------------------------------------------
        (excludes jont venture owned Kroger/Safeway Portfolio)



                                                                    Gross Leasable Area               Occupancy
                                                              ----------------------------------------------------------
   Wholly-Owned Properties
-----------------------------
                             Ownership  Percent of  Number of
                                 %     base rent (1)propertiesAnchors (2)   Shops     Total    Anchors   Shops   Total
                             -------------------------------------------------------------------------------------------


  NEW YORK REGION
New Jersey                         100%        20.3%        4     590,959   368,665   959,624     92.00%  83.46%  88.72%
New York                           100%        19.2%        5     431,679   314,197   745,876     88.63%  83.53%  86.48%

  NEW ENGLAND REGION
Connecticut                        100%         5.8%        2     178,799    44,213   223,012    100.00% 100.00% 100.00%
Massachusetts                      100%         5.2%        2     276,989    71,526   348,515    100.00% 100.00% 100.00%
Rhode Island                       100%         4.6%        1     113,092   172,681   285,773    100.00% 100.00% 100.00%
Vermont                            100%         3.2%        1      72,000    28,563   100,563    100.00%  43.81%  84.04%

  MIDWEST REGION
Illinois                           100%         2.4%        1      42,037    57,007    99,044    100.00%  97.88%  98.78%
Indiana                            100%         5.4%        1     101,357   134,246   235,603    100.00% 100.00% 100.00%
Michigan                           100%         3.7%        1     103,970   113,529   217,499    100.00%  76.70%  87.84%
Ohio                               100%         3.1%        1      58,185    96,140   154,325    100.00%  68.18%  80.18%

  MID-ATLANTIC REGION
Pennsylvania                       100%        15.4%       10   1,302,156   481,393 1,783,549     80.78%  77.81%  79.98%
                                       ---------------------------------------------------------------------------------

                                                              ----------------------------------------------------------
    Total - Wholly-Owned
          Properties                           88.2%       29   3,271,223 1,882,160 5,153,383     89.40%  84.39%  87.57%
                                       ---------------------------------------------------------------------------------



                                                              ----------------------------------------------------------

Joint Venture Properties (3)
-----------------------------
Ohio (4)                            22%         1.5%        3     225,943    98,171   324,114    100.00%  77.80%  93.28%
Delaware (4,5)                      22%         4.7%        2     645,664    56,385   702,049     99.36% 100.00%  99.41%
New York (6)                        49%         5.6%        1     191,363   119,556   310,919    100.00%  96.76%  98.75%
                                       -----------------------

                                                              ----------------------------------------------------------
    Total Joint Venture
          Properties                           11.8%        6   1,062,970   274,112 1,337,082     99.61%  90.64%  97.77%
                                       -----------------------==========================================================

                                              100.0%       35
                                       =======================

                             ---------------------------------



                                                                   Annualized Base Rent
                                    Annualized Base Rent         per Occupied Square Foot
                             --------------------------------------------------------------
   Wholly-Owned Properties
-----------------------------
                               Anchors      Shops      Total     Anchors  Shops   Totals
                             -------------------------------------------------------------


  NEW YORK REGION
New Jersey                    $5,380,740 $4,447,529  $9,828,269    $9.90  $14.46   $11.54
New York                       3,967,259  5,320,431   9,287,690    10.37   20.27    14.40

  NEW ENGLAND REGION
Connecticut                    2,191,282    618,061   2,809,343    26.89   13.98    22.35
Massachusetts                  1,855,550    665,237   2,520,787     6.70    9.30     7.23
Rhode Island                     781,920  1,449,610   2,231,530     6.91    8.39     7.81
Vermont                        1,296,000    248,422   1,544,422    18.00   19.85    18.27

  MIDWEST REGION
Illinois                         170,000    973,138   1,143,138     4.04   17.44    11.68
Indiana                          900,035  1,690,111   2,590,146     8.88   12.59    10.99
Michigan                         767,849  1,011,759   1,779,608     7.39   11.62     9.32
Ohio                             531,567    956,386   1,487,953     9.14   14.59    12.03

  MID-ATLANTIC REGION
Pennsylvania                   4,501,700  2,945,730   7,447,430     5.55    7.86     6.28
                             -------------------------------------------------------------

                             -------------------------------------------------------------
    Total - Wholly-Owned
          Properties          22,343,902 20,326,414  42,670,316     8.64   12.80    10.22
                             -------------------------------------------------------------



                             -------------------------------------------------------------

Joint Venture Properties (3)
-----------------------------
Ohio (4)                      $2,377,901   $814,941  $3,192,842   $10.52  $10.67   $10.56
Delaware (4,5)                 9,017,146  1,255,001  10,272,147    14.06   22.26    14.72
New York (6)                   1,939,927  3,583,679   5,523,606    10.14   30.98    17.99

                             -------------------------------------------------------------
    Total Joint Venture
          Properties         $13,334,974 $5,653,621 $18,988,595   $12.59  $22.76   $14.53
                             =============================================================







General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Does not include approximately 1 million square feet relating to a portfolio of 25 supermarket triple-net leases acquired by ASOF in January of 2003.

(4) The Company has a 22% interest in Acadia Strategic Opportunity Fund which owns these properties.

(5) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

                               ANNUAL SUPPLEMENTAL
                                   DISCLOSURE
                                DECEMBER 31, 2003

                           Retail Properties - Detail
                         -----------------------------




              ------------------------------------------------------------------------------------------------------------
                                                                                                     Annualized Base Rent
                   Gross Leasable Area        Occupancy                  Annualized Base Rent        per Occupied Square
                                                                                                              Foot
              ------------------------------------------------------------------------------------------------------------
               Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops  Total
              ------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED PROPERTIES:

  New York
    Region
--------------

New York
--------------
Soundview
 Marketplace     73,500   108,867   182,367 100.00% 86.52% 91.95% $1,158,850  $1,474,727  $2,633,577 $15.77 $15.66 $15.70
Village
 Commons
 Shopping
 Center          25,192    62,093    87,285 100.00% 94.98% 96.43%    428,213   1,584,527   2,012,740  17.00  26.87  23.91
Branch Plaza     63,000    62,640   125,640 100.00% 91.40% 95.71%    920,964   1,311,660   2,232,624  14.62  22.91  18.57
New Loudon
 Center         217,935    36,397   254,332  77.47% 63.63% 75.49%  1,126,097     400,890   1,526,987   6.67  17.31   7.95
Pacesetter
 Park Shopping
 Center          52,052    44,200    96,252 100.00% 65.33% 84.08%    333,135     548,627     881,762   6.40  19.00  10.90
              ------------------------------------------------------------------------------------------------------------
 Total - New
     York       431,679   314,197   745,876  88.63% 83.53% 86.48%  3,967,259   5,320,431   9,287,690  10.37  20.27  14.40
              ------------------------------------------------------------------------------------------------------------

New Jersey
--------------
Elmwood Park
 Shopping
 Center          62,610    87,066   149,676 100.00% 99.30% 99.59%  1,390,460   1,883,992   3,274,452  22.21  21.79  21.97
Marketplace of
 Absecon         58,031    47,220   105,251 100.00% 83.33% 92.52%    927,574     572,298   1,499,872  15.98  14.54  15.40
Berlin
 Shopping
 Center         127,850    60,867   188,717 100.00% 37.42% 79.82%    619,400     183,446     802,846   4.84   8.05   5.33
Ledgewood Mall  342,468   173,512   515,980  86.20% 91.69% 88.05%  2,443,306   1,807,793   4,251,099   8.28  11.36   9.36
              ------------------------------------------------------------------------------------------------------------
 Total - New
    Jersey      590,959   368,665   959,624  92.00% 83.46% 88.72%  5,380,740   4,447,529   9,828,269   9.90  14.46  11.54
              ------------------------------------------------------------------------------------------------------------

 Total - New
  York Region 1,022,638   682,862 1,705,500  90.58% 83.49% 87.74%  9,347,999   9,767,960  19,115,959  10.09  17.13  12.77
              ------------------------------------------------------------------------------------------------------------


 New England
--------------

Connecticut
--------------
Town Line
 Plaza( 1)      161,965    44,213   206,178 100.00%100.00%100.00%    937,000     618,061   1,555,061  14.49  13.98  14.28
239 Greenwich
 Avenue( 2)      16,834         -    16,834 100.00%     - 100.00%  1,254,282           -   1,254,282  74.51      -  74.51
              ------------------------------------------------------------------------------------------------------------
   Total -
  Connecticut   178,799    44,213   223,012 100.00%100.00%100.00%  2,191,282     618,061   2,809,343  26.89  13.98  22.35
              ------------------------------------------------------------------------------------------------------------

Massachusetts
--------------
Methuen
 Shopping
 Center         120,004    10,234   130,238 100.00%100.00%100.00%    736,464      92,308     828,772   6.14   9.02   6.36
Crescent Plaza  156,985    61,292   218,277 100.00%100.00%100.00%  1,119,086     572,929   1,692,015   7.13   9.35   7.75
              ------------------------------------------------------------------------------------------------------------
   Total -
 Massachusetts  276,989    71,526   348,515 100.00%100.00%100.00%  1,855,550     665,237   2,520,787   6.70   9.30   7.23
              ------------------------------------------------------------------------------------------------------------

Rhode Island
--------------
Walnut Hill
 Plaza          113,092   172,681   285,773 100.00%100.00%100.00%    781,920   1,449,610   2,231,530   6.91   8.39   7.81
              ------------------------------------------------------------------------------------------------------------

Vermont
--------------
The Gateway
 Shopping
 Center (3)      72,000    28,563   100,563 100.00% 43.81% 84.04%  1,296,000     248,422   1,544,422  18.00  19.85  18.27
              ------------------------------------------------------------------------------------------------------------

 Total - New
   England
    Region      640,880   316,983   957,863 100.00% 94.94% 98.32%  6,124,752   2,981,330   9,106,082  11.27   9.91  10.78
              ------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.

(3) The newly built 72,000 square foot Shaw's supermarket opened during the 2nd quarter 2003 at this redevelopment project. The balance of the newly constructed small shop space is in its initial lease-up phase.


WHOLLY-OWNED PROPERTIES (continued):

   Midwest
--------------

Illinois
--------------
Hobson West
 Plaza           42,037    57,007    99,044 100.00% 97.88% 98.78%   $170,000    $973,138  $1,143,138  $4.04 $17.44 $11.68

Indiana
--------------
Merrillville
 Plaza          101,357   134,246   235,603 100.00%100.00%100.00%    900,035   1,690,111   2,590,146   8.88  12.59  10.99

Michigan
--------------
Bloomfield
 Towne Square   103,970   113,529   217,499 100.00% 76.70% 87.84%    767,849   1,011,759   1,779,608   7.39  11.62   9.32

Ohio
--------------
Mad River
 Station (1)     58,185    96,140   154,325 100.00% 68.18% 80.18%    531,567     956,386   1,487,953   9.14  14.59  12.03
              ------------------------------------------------------------------------------------------------------------

   Total -
   Midwest
    Region      305,549   400,922   706,471 100.00% 85.47% 91.75%  2,369,451   4,631,394   7,000,845   7.75  13.52  10.80
              ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Pennsylvania
--------------
Abington Towne
 Center (2)     184,616    31,926   216,542 100.00% 83.02% 97.50%    256,500     542,475     798,975   9.50  20.47  14.93
Blackman Plaza  104,956    16,385   121,341 100.00% 42.72% 92.27%    204,664      56,840     261,504   1.95   8.12   2.34
Bradford Towne
 Centre         146,499   110,440   256,939 100.00% 74.90% 89.21%    887,469     533,492   1,420,961   6.06   6.45   6.20
East End
 Center         176,200   132,083   308,283  28.38% 83.16% 51.85%    357,500     612,070     969,570   7.15   5.57   6.07
Greenridge
 Plaza          145,420    52,973   198,393  42.70% 81.07% 52.95%    279,405     389,447     668,852   4.50   9.07   6.37
Luzerne Street
 Shopping
 Center( 3)      54,618     3,370    57,988 100.00%     -  94.19%    272,150           -     272,150   4.98      -   4.98
Mark Plaza      157,595    56,441   214,036 100.00% 67.02% 91.30%    652,095     297,032     949,127   4.14   7.85   4.86
Pittston Plaza   67,568    11,926    79,494 100.00% 87.39% 98.11%    496,446     103,282     599,728   7.35   9.91   7.69
Plaza 422       145,026    10,000   155,026  71.88% 30.00% 69.18%    407,520      36,500     444,020   3.91  12.17   4.14
Route 6 Plaza   119,658    55,849   175,507 100.00% 97.27% 99.13%    687,951     374,592   1,062,543   5.75   6.90   6.11
              ------------------------------------------------------------------------------------------------------------
   Total -
 Pennsylvania 1,302,156   481,393 1,783,549  80.78% 77.81% 79.98%  4,501,700   2,945,730   7,447,430   5.55   7.86   6.28
              ------------------------------------------------------------------------------------------------------------

 Total - Mid-
   Atlantic
    Region    1,302,156   481,393 1,783,549  80.78% 77.81% 79.98%  4,501,700   2,945,730   7,447,430   5.03   7.86   6.28
              ------------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------------

TOTAL WHOLLY-
    OWNED
  PROPERTIES  3,271,223 1,882,160 5,153,383  89.40% 84.39% 87.57%$22,343,902 $20,326,414 $42,670,316  $8.37 $12.80 $10.22

              ------------------------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  The GLA for this property includes 28,205 square feet of office space.

(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Price Chopper supermarket which leases 40,618 square feet is not operating in the space, but remains obligated under the lease and continues to pay rent.


JOINT VENTURE
 PROPERTIES: (1)

   Midwest
--------------

Ohio
--------------

Amherst
 Marketplace
 (2)             76,737     3,200    79,937 100.00%100.00%100.00%   $765,711     $33,396    $799,107  $9.98 $10.44 $10.00
Granville
 Centre (2)      90,047    41,496   131,543 100.00% 62.80% 88.27%    991,612     283,693   1,275,305  11.01  10.89  10.98
Sheffield
 Crossing 2      59,159    53,475   112,634 100.00% 88.11% 94.36%    620,578     497,852   1,118,430  10.49  10.57  10.52
              ------------------------------------------------------------------------------------------------------------

   Total -
   Midwest
    Region      225,943    98,171   324,114 100.00% 77.80% 93.28%  2,377,901     814,941   3,192,842  10.52  10.67  10.56
              ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center
 (2,3)          614,289         -   614,289  99.33%     -  99.33%  8,651,434           -   8,651,434  14.18      -  14.18
Market Square
 Shopping
 Center (2)      31,375    56,385    87,760 100.00%100.00%100.00%    365,712   1,255,001   1,620,713  11.66  22.26  18.47
              ------------------------------------------------------------------------------------------------------------

 Total - Mid-
   Atlantic     645,664    56,385   702,049  99.36%100.00% 99.41%  9,017,146   1,255,001  10,272,147  14.06  22.26  14.72
              ------------------------------------------------------------------------------------------------------------

  New York
    Region
--------------

New York
--------------
Crossroads
 Shopping
 Center( 4)     191,363   119,556   310,919 100.00% 96.76% 98.75%  1,939,927   3,583,679   5,523,606  10.14  30.98  17.99
              ------------------------------------------------------------------------------------------------------------


Total - Joint
 Venture
 Properties   1,062,970   274,112 1,337,082  99.61% 90.64% 97.77%$13,334,974  $5,653,621 $18,988,595 $12.59 $22.76 $14.53
              ============================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) In January of 2003, the Acadia Strategic Opportunity Fund ("ASOF") acquired approximately 2 million additional square feet in two separate transactions. Approximately 1 million square feet relates to a portfolio of 25 supermarket triple-net leases which is not reflected above. See Section III of this supplement for additional detail on this portfolio.

(2)  The Company has a 22% interest in ASOF which owns the property.

(3) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                            -------------------------


                                                                                                     Previous Quarters
                                                        Year    3 months ended  3 months ended 3 months ended 3 months ended
              Leasing Production               Notes:   ended   December 31,    September 30,  June 30, 2003  March 31, 2003
                                                      December       2003            2003                           (4)
                                                       31, 2003
-----------------------------------------------       ------------------------- -------------- -------------- --------------

New leases                                        (1)
Number of new leases commencing                             32               5              5              7             15
GLA                                                    174,798          77,736         25,921         33,745         37,396
New base rent                                           $10.38           $5.61         $17.22          $8.82         $16.97
Previous base rent (and percentage rent)                 $8.38           $4.56         $12.30          $7.07         $14.79
Percentage growth in base rent                            23.9%           23.0%          40.0%          24.8%          14.7%
Average cost per square foot                             $5.92           $6.36         $10.90          $4.20          $3.12

Renewal leases
Number of renewal leases commencing                         53              19             16             11              7
GLA                                                    410,193         258,967         93,244         40,456         17,526
Renewal percentage                                (2)       81%             86%            93%            76%            32%
New base rent                                            $9.20           $5.49         $14.51         $17.01         $17.83
Expiring base rent (and percentage rent)                 $8.80           $5.14         $14.38         $15.76         $17.20
Percentage growth in base rent                    (5)      4.6%            6.8%           0.9%           7.9%           3.7%
Average cost per square foot                             $0.00           $0.00          $0.00          $0.00          $0.00

Total new and renewal Leases
Number of renewal leases commencing                         85              24             21             18             22
GLA                                                    584,991         336,703        119,165         74,201         54,922
New base rent                                            $9.56           $5.52         $15.10         $13.29         $17.24
Expiring base rent (and percentage rent)                 $8.68           $5.01         $13.93         $11.81         $15.56
Percentage growth in base rent                    (3)     10.1%           10.2%           8.4%          12.5%          10.8%
Average cost per square foot                             $1.77           $1.47          $2.37          $1.91          $2.12

                                                      -------------------------


(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) 1st Quarter 2003 renenwal percentage was adversely impacted by the closing of a small business which operated at three locations in the Company's portfolio totaling 25,000 square feet. Adjusting for this impact, the renewal percentage 1st Quarter was 78%. 4th Quarter 2003 excludes the Company's termination of a 48,000 square foot lease at the New Loudon redevelopment project for which a prearranged replacement tenant was secured.

(3) Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.

(4)  Restated from 1st Quarter 2003 Supplement.

(5) Included in the 3rd quarter activity is the renewal of a 19,000 square foot tenant which included a 27% reduction in rent. Excluding the effect from this one tenant, the total percentage growth in base rent for renewal leases would have been 9%.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003


                  Top Tenants - Ranked by Annualized Base Rent
      -------------------------------------------------------------------
  (Combined basis - Includes pro-rata share of GLA and rent for JV properties)



                                           Wholly-Owned         Acadia Strategic       Crossroads Shopping
                                                                 Opportunity Fund             Center
                                               100%                    22%                     49%
                                      -----------------------------------------------------------------------

                          Number of
                          stores in              Annualized              Annualized              Annualized
            Retail        combined       Total       Base       Total        Base       Total        Base
Ranking     Tenant        portfolio       GLA      Rent (1)      GLA       Rent (1)      GLA       Rent (1)
-------------------------------------------------------------------------------------------------------------

     1 Shaw's                       3    174,617  $2,336,880           -          $-           -          $-
     2 Kmart                        6    520,221   1,870,484                              49,355     277,463
     3 T.J. Maxx                    9    238,061   1,802,571       6,972      81,269           -           -
     4 Ahold (Giant, Stop & Shop)   3    178,807   1,549,540           -           -           -           -
     5 Wal-Mart                     2    210,114   1,515,409           -           -           -           -
     6 Price Chopper(4)             3    168,068   1,295,727           -           -           -           -
     7 A&P/ Waldbaum's              2     63,000     920,964           -           -      18,722     246,960
     8 Eckerd Drug( 5)              8     89,620   1,054,296           -           -           -           -
     9 Home Depot                   2    211,003   1,009,646           -           -           -           -
    10 Pathmark                     1     47,773     955,460           -           -           -           -
    11 Restoration Hardware         1     12,293     929,600           -           -           -           -
    12 Acme (Albertson's)           2     76,864     918,664           -           -           -           -
    13 Redner's Supermarket         2    111,739     863,432           -           -           -           -
    14 Safeway (6)                 13          -           -     103,834     831,909           -           -
    15 Kroger( 7)                  12          -           -     122,388     829,065           -           -
    16 KB Toys                      6     41,025     573,700       4,475      85,027           -           -
    17 Macy's                       1     73,349     610,745           -           -           -           -
    18 Clearview Cinema             1     25,400     596,250           -           -           -           -
    19 JC Penney                    2     72,580     591,747           -           -           -           -
    20 Walgreen's                   2     23,904     589,088           -           -           -           -
                       --------------------------------------------------------------------------------------

            Total                  81  2,338,438 $19,984,203     237,669  $1,827,270      68,077    $524,423
                       ======================================================================================





                                                Percentage of Total
                                               Represented by Retail
                              Combined                 Tenant
                       -----------------------------------------------

                                                                                      Average
                                  Annualized     Total    Annualized     Average       Gross
            Retail        Total       Base     Portfolio      Base    Sales (per sq. Occupancy
Ranking     Tenant         GLA      Rent (1)     GLA( 2)    Rent (2)       ft.)       Cost (3)
------------------------------------------------------------------------------------------------

     1 Shaw's             174,617  $2,336,880         3.0%        4.7%       $474  *        2.6%
     2 Kmart              569,576   2,147,947         9.9%        4.3%        193           3.7%
     3 T.J. Maxx          245,033   1,883,840         4.3%        3.8%        277  *        5.8%
       Ahold (Giant,
     4  Stop & Shop)      178,807   1,549,540         3.1%        3.1%        333           3.3%
     5 Wal-Mart           210,114   1,515,409         3.6%        3.0%        329  *        3.2%
       Price Chopper(
     6  4)                168,068   1,295,727         2.9%        2.6%        504           2.1%
     7 A&P/ Waldbaum's     81,722   1,167,924         1.4%        2.3%        362  *        5.6%
     8 Eckerd Drug( 5)     89,620   1,054,296         1.6%        2.1%        431  *        4.0%
     9 Home Depot         211,003   1,009,646         3.7%        2.0%          -             -
    10 Pathmark            47,773     955,460         0.8%        1.9%          -             -
       Restoration
    11  Hardware           12,293     929,600         0.2%        1.9%        242          33.6%
       Acme
    12  (Albertson's)      76,864     918,664         1.3%        1.8%        370           4.4%
       Redner's
    13  Supermarket       111,739     863,432         1.9%        1.7%        249           4.3%
    14 Safeway (6)        103,834     831,909         1.8%        1.7%          -             -
    15 Kroger( 7)         122,388     829,065         2.1%        1.7%          -             -
    16 KB Toys             45,500     658,727         0.8%        1.3%        206           9.2%
    17 Macy's              73,349     610,745         1.3%        1.2%        208           6.0%
    18 Clearview Cinema    25,400     596,250         0.4%        1.2%          -             -
    19 JC Penney           72,580     591,747         1.3%        1.2%        163           6.6%
    20 Walgreen's          23,904     589,088         0.4%        1.2%        333           8.1%
                       -----------------------------------------------

            Total       2,644,184 $22,335,896        45.9%       44.6%
                       ===============================================



(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after December 31, 2003.

(2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(3) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(4) The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004.

(5) Subsidiary of JC Penney. The store at the Berlin Shopping Center has ceased operating but continues to pay annual rent of $29,129 pursuant to the lease which expires November 30, 2004. The Route 6 Plaza location has been sublet to Advance Auto and expires 2011.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(7) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                                  Anchor Detail
                       -----------------------------------
             (excludes jont venture owned Kroger/Safeway Portfolio)

---------------------------------------------------------------------------------------------------
                                                                   Annual   Annual
              Property/Tenant Name          Square      Lease       Base   Base Rent Options/Required
                (Type of Center)            Footage  Expiration     Rent      PSF       Notice
---------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS

(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
------------------------------------------

New York Region
------------------------------------------

 New York
 -----------------------------------------
  Soundview Marketplace, Port Washington
                                                                                   (7) 5 Year (12
       King Kullen                            48,100  9/26/2007    $562,600 $11.70  Months)
                                                                                   (4) 5 Year (12
       Clearview Cinema                       25,400  5/31/2010     596,250  23.47  Months)
                                          -----------           -------------------
                 Property total               73,500              1,158,850  15.77
                                          -----------           -------------------

  Smithtown Shopping Center, Smithtown
                                                                                   (4) 5 Year (12
       Daffy's                                16,125   1/7/2008     274,125  17.00  Months)
       Walgreens                               9,067 12/31/2021     154,088  16.99               -
                                          -----------           -------------------
                 Property total               25,192                428,213  17.00
                                          -----------           -------------------

  The Branch Shopping Center, Smithtown
                                                                                   (1) 10 Year &
       Waldbaum's (A&P)                       63,000 11/30/2013     837,240  13.29  (1) 5 Year
                                          -----------           -------------------
       Property Total:                        63,000                920,964  14.62
                                          -----------           -------------------

  New Loudon Center, Latham
                                                                                   (4) 5 Year (12
       Bon Ton                                65,365   2/1/2014     261,460   4.00  Months)
                                                                                   (1) 5 Year (12
       Marshalls (TJX)                        26,015  1/31/2004     104,060   4.00  Months)
                                                                                   (4) 5 Year (12
       Price Chopper                          77,450  5/31/2015     760,577   9.82  Months)
                                          -----------           -------------------
                 Property total              168,830              1,126,097   6.67
                                          -----------           -------------------

  Pacesetter Park Shopping Center, Pomona
       Stop & Shop (Ahold)                    52,052  8/31/2020     333,135   6.40 (2) 10 Year
                                          -----------           -------------------
                 Property total               52,052                333,135   6.40
                                          -----------           -------------------

 New Jersey
 -----------------------------------------
  Elmwood Park Shopping Center, Elmwood Park
                                                                                   (8) 5 Year (12
       Walgreens                              14,837  5/31/2022     435,000  29.32  Months)
                                                                                   (7) 5 Year (12
       Pathmark                               47,773 11/30/2017     955,460  20.00  Months)
                                          -----------           -------------------
                 Property total               62,610              1,390,460  22.21
                                          -----------           -------------------

  Marketplace of Absecon, Absecon
                                                                                   (4) 5 Year (6
       Eckerd Drug (JC Penney)                13,207  8/30/2020     329,310  24.93  Months)
                                                                                   (8) 5 Year (12
       Acme Markets (Albertson)               44,824  4/30/2015     598,264  13.35  Months)
                                          -----------           -------------------
                 Property total               58,031                927,574  15.98
                                          -----------           -------------------

  Berlin Shopping Center, Berlin
                                                                                   (2) 5 Year (6
       Acme Markets (Albertson)               32,040  4/30/2005     320,400  10.00  Months)
                                                                                   (4) 5 Year (6
       Kmart                                  95,810 11/30/2004     299,000   3.12  Months)
                                          -----------           -------------------
                 Property total              127,850                619,400   4.84
                                          -----------           -------------------

  Ledgewood Mall, Ledgewood (Enclosed Mall)
                                                                                   (4) 5 Year (6
       Circuit City                           33,294  1/31/2020     449,469  13.50  Months)
                                                                                   (4) 5 Year (6
       Marshalls (TJX)                        27,228  1/31/2007     326,736  12.00  Months)
                                                                                   (6) 5 Year (15
       The Sports Authority                   52,205  5/31/2007     225,000   4.31  Months)
       Macy's Department Store (Federated)                                         (4) 5 Year (6
        (1)                                   61,900  1/31/2005     553,500   8.94  Months)
                                                                                   (6) 5 Year (6
       Wal*Mart                              120,570  3/31/2019     888,601   7.37  Months)
                                          -----------           -------------------
                 Property total              295,197              2,443,306   8.28
                                          -----------           -------------------

             Total: New York Region          926,262              9,347,999  10.09
                                          -----------           -------------------



(1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

Retail Anchor Properties- Wholly Owned (continued)
-----------------------------------------------------

New England
------------------------------------------

 Connecticut
 -----------------------------------------
  Town Line Plaza, Rocky Hill
       Wal*Mart( 1)                           97,300          -          $-     $- REA Agreement
                                                                                   (7) 5 Year (6
       Super Stop & Shop (Ahold)              64,665 11/30/2023     937,000  14.49  Months)
                                          -----------           -------------------
                 Property total              161,965                937,000  11.29
                                          -----------           -------------------

  239 Greenwich Ave., Greenwich
       Chico's Fashion                         4,541  1/31/2010     324,682  71.50 (2) 5 Years
                                                                                   (2) 5 Years (6
       Restoration Hardware                   12,293  4/30/2015     929,600  75.62  Months)
                                          -----------           -------------------
                 Property total               16,834              1,254,282  74.51
                                          -----------           -------------------

 Massachusetts
 -----------------------------------------
  Methuen Shopping Center, Methuen
       Demoulas Super Markets                 30,460  1/31/2005     109,656   3.60 (2) 5 Year
                                                                                   (8) 5 Year (6
       Wal*Mart                               89,544 10/23/2011     626,808   7.00  Months)
                                          -----------           -------------------
                 Property total              120,004                736,464   6.14
                                          -----------           -------------------

  Crescent Plaza, Brockton
                                                                                   (7) 5 Year (1
       Home Depot                            106,760 10/31/2021     602,126   5.64  Year)
                                                                                   (6) 5 Year (6
       Shaw's (J Sainsbury plc)               50,225 12/31/2012     516,960  10.29  Months)
                                          -----------           -------------------
                 Property total              156,985              1,119,086   7.13
                                          -----------           -------------------

 Rhode Island
 -----------------------------------------
  Walnut Hill Plaza, Woonsocket
                                                                                   (5) 5 Year (12
       Sears                                  60,700  8/31/2008     258,000   4.25  Months)
                                                                                   (6) 5 Year (9
       Shaw's (J Sainsbury plc)               52,392 12/31/2013     523,920  10.00  Months)
                                          -----------           -------------------
                 Property total              113,092                781,920   6.91
                                          -----------           -------------------

 Vermont
 -----------------------------------------
  Gateway Shopping Center
                                                                                   (1) 10 Yr., (3)
                                                                                    5 Yr. & (1) 4
       Shaw's (J Sainsbury plc)               72,000  3/31/2024   1,296,000  18.00  Yr.
                                          -----------           -------------------
                 Property total               72,000              1,296,000  18.00
                                          -----------           -------------------

               Total : New England           640,880              6,124,752  11.27
                                          -----------           -------------------
Midwest
-------

 Illinois
 -----------------------------------------
  Hobson West Plaza, Naperville
                                                                                   (5) 5 Year (6
       Bobak's Market and Restaurant          42,037 11/30/2007     170,000   4.04  Months)
                                          -----------           -------------------
                 Property total               42,037                170,000   4.04
                                          -----------           -------------------
 Indiana
 -----------------------------------------
  Merrillville Plaza, Merrillville
                                                                                   (2) 5 Year (12
       JC Penney                              50,000  1/31/2008     495,000   9.90  Months)
                                                                                   (4) 5 Year (6
       OfficeMax                              26,157  7/31/2008     222,335   8.50  Months)
                                                                                   (1) 5 Year (6
       TJ Maxx (TJX)                          25,200  1/31/2009     182,700   7.25  Months)
                                          -----------           -------------------
                 Property total              101,357                900,035   8.88
                                          -----------           -------------------

 Michigan
 -----------------------------------------
  Bloomfield Town Square, Bloomfield Hills
       HomeGoods (TJX)                        39,646  5/31/2010     307,257   7.75 (3) 5 Year
                                                                                   (3) 5 Year (6
       Marshalls (TJX)                        28,324  9/30/2011     226,592   8.00  Months)
                                                                                   (1) 5 Year (6
       TJ Maxx (TJX)                          36,000  1/31/2009     234,000   6.50  Months)
                                          -----------           -------------------
                 Property total              103,970                767,849   7.39
                                          -----------           -------------------

 Ohio
 ------
  Mad River Station, Dayton
       Babies 'R' Us                          33,147  2/28/2005     243,630   7.35 (3) 5 Year
                                                                                   (1) 5 Year (6
       Office Depot                           25,038  8/31/2005     287,937  11.50  Months)
                                          -----------           -------------------
                 Property total               58,185                531,567   9.14
                                          -----------           -------------------

                 Total: Midwest              305,549              2,369,451   7.75
                                          -----------           -------------------

(1) This space is contiguous to the Company's property and is not owned by the Company.

Retail Anchor Properties- Wholly Owned (continued)
-----------------------------------------------------

Mid-Atlantic
------------------------------------------

 Pennsylvania
 -----------------------------------------
  Abington Town Center, Abington
                                                                                   (2) 5 Year (6
       TJ Maxx (TJX)                          27,000 11/30/2010    $256,500  $9.50  Months)
                                                                                   Condominium
       Target( 1)                            157,616          -           -      -  Agreement
                                          -----------           -------------------
                 Property total              184,616                256,500   9.50
                                          -----------           -------------------

  Blackman Plaza, Wilkes-Barre
                                                                                   (8) 5 Year (12
       Kmart                                 104,956 10/31/2009     204,664   1.95  Months)
                                          -----------           -------------------
                 Property total              104,956                204,664   1.95
                                          -----------           -------------------

  Bradford Towne Centre, Towanda
                                                                                   (10) 5 Year (6
       Kmart                                  94,841  3/31/2019     474,205   5.00  Months)
                                                                                   (2) 5 Year (6
       P & C Foods (Penn Traffic)             51,658  9/30/2014     413,264   8.00  Months)
                                          -----------           -------------------
                 Property total              146,499                887,469   6.06
                                          -----------           -------------------

  East End Center, Wilkes-Barre
                                                                                   (4) 5 Year (6
       Price Chopper                          50,000  4/30/2008     357,500   7.15  Months)
                                          -----------           -------------------
                 Property total               50,000                357,500   7.15
                                          -----------           -------------------

  Greenridge Plaza, Scranton
                                                                                   (6) 5 Year
       Giant Food Stores (Ahold)              62,090  4/30/2021     279,405   4.50  (Auto)
                                          -----------           -------------------
                 Property total               62,090                279,405   4.50
                                          -----------           -------------------

  Luzerne Street Shopping Center, Scranton
                                                                                   (2) 5 Year (6
       Eckerd Drug (JC Penney)                14,000  4/30/2009      94,500   6.75  Months)
                                                                                   (4) 5 Year (12
       Price Chopper( 2)                      40,618  4/30/2004     177,650   4.37  Months)
                                          -----------           -------------------
                 Property total               54,618                272,150   4.98
                                          -----------           -------------------

  Mark Plaza, Edwardsville
                                                                                   (9) 5 Year (12
       Kmart                                 104,956 10/31/2009     204,664   1.95  Months)
                                                                                   (2) 5 Year (6
       Redner's Market                        52,639  5/31/2018     447,432   8.50  Months)
                                          -----------           -------------------
                 Property total              157,595                652,096   4.14
                                          -----------           -------------------

  Pittston Plaza, Pittston
                                                                                   (2) 5 Year (6
       Eckerd Drugs                            8,468  6/30/2006      80,446   9.50  Months)
       Redner's Market                        59,100 12/31/2018     416,000   7.04 (2) 5 Year
                                          -----------           -------------------
                 Property total               67,568                496,446   7.35
                                          -----------           -------------------

  Plaza 422, Lebanon
                                                                                   (6) 5 Year (12
       Home Depot                            104,243 12/31/2028     407,520   3.91  Months)
                                          -----------           -------------------
                 Property total              104,243                407,520   3.91
                                          -----------           -------------------

  Route 6 Mall, Honesdale
                                                                                   (10) 5 Year
       Kmart                                 119,658  4/30/2020     687,950   5.75  (Automatic)
                                          -----------           -------------------
                 Property total              119,658                687,950   5.75
                                          -----------           -------------------

              Total : Mid-Atlantic         1,051,843              4,501,700   5.03
                                          -----------           -------------------




Total: Retail Anchor Properties - Wholly
 Owned Properties                          2,924,534            $22,343,902  $8.37
                                          ===========           ===================


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.

(2) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

Joint Venture Properties
------------------------------------------

New York Region
------------------------------------------

 New York
 -----------------------------------------
  Crossroads Shopping Center, White Plains
                                                                                   (5) 5 Year (9
       Kmart                                 100,725  1/31/2012    $566,250  $5.62  Months)
                                                                                   (5) 5 Year (9
       Waldbaum's (A&P)                       38,208 12/31/2007     504,000  13.19  Months)
                                                                                   (2) 5 Year (18
       B. Dalton (Barnes & Noble)             12,430  5/28/2012     345,927  27.83  Months)
       Pay Half                               15,000  1/31/2018     330,000  22.00               -
                                                                                   (2) 5 Year (12
       Modell's                               25,000  2/28/2009     193,750   7.75  Months)
                                          -----------           -------------------
                 Property total              191,363              1,939,927  10.14
                                          -----------           -------------------

            Total  : New York Region         191,363              1,939,927  10.14
                                          -----------           -------------------

Mid-Atlantic Region
------------------------------------------

 Delaware
 -----------------------------------------
  Brandywine Town Center
                                                                                   (3) 5 Year (9
       Annie Sez (Big M)                      13,324  1/31/2007     266,500  20.00  Months)
                                                                                   (2) 5 Year (9
       Kay-Bee Toys (2)                       20,138  7/31/2012     382,622  19.00  Months)
                                                                                   (3) 5 Year (9
       Michaels                               24,876  2/28/2011     547,272  22.00  Months)
                                                                                   (1) 5 Year (6
       Old Navy (The Gap)                     24,631  4/30/2011     541,872  22.00  Months)
                                                                                   (2) 5 Year
       Petsmart                               23,963  6/30/2017     455,297  19.00  (Automatic)
                                                                                   (2) 5 Year (9
       Thomasville Furniture                  18,893 11/30/2011     458,533  24.27  Months)
                                                                                   (3) 5 Year (6
       Bed, Bath & Beyond                     50,977  1/31/2014     868,426  17.04  Months)
                                                                                   (3) 5 Year (6
       Dick's Sporting Goods                  50,000  5/31/2013     725,156  14.50  Months)
                                                                                   (6) 5 Year
       Lowe's Home Centers                   140,000  8/31/2018   1,925,000  13.75  (Automatic)
                                                                                   (4) 5 Year (4
       Regal Cinemas                          65,641   6/1/2017     821,825  12.52  Months)
                                                                                   (1) 5 Year (9
       Transunion Settlement                  39,714  3/31/2013     858,930  21.63  Months)
                                                                                   (5) 10 Year (12
       Target                                138,000  1/31/2018     800,000   5.80  Months)
                                          -----------           -------------------
                 Property total              610,157              8,651,433  14.18
                                          -----------           -------------------

  Market Square Shopping Center
                                                                                   (2) 5 Year (9
       TJ Maxx (TJX)                          31,375  1/31/2006     365,713  11.66  Months)
                                          -----------           -------------------

          Total  : Mid-Atlantic Region       641,532              9,017,146  14.06
                                          -----------           -------------------

Midwest Region
------------------------------------------

 Ohio
 ------
  Amherst Marketplace
                                                                                   (4) 5 Year (6
       Giant Eagle                            66,237   9/3/2021     630,576   9.52  Months)
                                                                                   (3) 5 Year (6
       CVS( 1)                                10,500  3/31/2012     135,135  12.87  Months)
                                          -----------           -------------------
                 Property total               76,737                765,711   9.98
                                          -----------           -------------------

  Granville Centre
       Big Bear Supermarket (Penn Traffic)
        (2)                                   55,096  1/28/2020     589,527  10.70 (6) 5 Year
       California Fitness                     34,951  1/31/2017     402,085  11.50 (2) 5 Year
                                          -----------           -------------------
                 Property total               90,047                991,612  11.01
                                          -----------           -------------------

  Sheffield Crossing
                                                                                   (4) 5 Year (6
       Giant Eagle                            59,159  5/31/2022     620,578  10.49  Months)
                                          -----------           -------------------
                 Property total               59,159                620,578  10.49
                                          -----------           -------------------


                 Total: Midwest              225,943              2,377,901  10.52
                                          -----------           -------------------

         Total: Joint Venture Properties   1,058,838            $13,334,974 $12.59
                                          ===========           ===================


(1) This lease has been assumed by Giant Eagle which is in the process of expanding their store.

(2) This tenant, which is currently operating under Chapter 11 Bankruptcy, has ceased operations at this location and the Company anticipates the tenant will reject the lease.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                     Anchor Lease Expirations - Next 3 Years
           ----------------------------------------------------------


------------------------- ---------------------- --------- ------------- ----------- -------- -----------
                                                    Gross Leased Area          Annualized Base Rent
                                                 ----------------------- --------------------------------
                                                                                     Percent
                                                              Percent                   of      Average
                                                  Square        of                     all        per
         Center                   Anchor          footage   all anchors    Amount     anchors   Sq. Ft.
------------------------- ---------------------- --------- ------------- ----------- -------- -----------


          2004
Luzerne Street Shopping
 Center                   Price Chopper( 1)        40,618          1.52%   $177,650     0.80%       4.37
Berlin Shopping Center    K-Mart                   95,810          3.59%    299,000     1.34%       3.12
                                                 --------- ------------- ----------- -------- -----------

       Total 2004                                 136,428          5.11%    476,650     2.14%       3.49
                                                 --------- ------------- ----------- -------- -----------


          2005
Methuen Shopping Center   Demoulas Supermarket     30,460          1.14%    109,656     0.49%       3.60
Ledgewood Mall            Macy's (2)               61,900          2.32%    553,500     2.48%       8.94
Mad River Shopping Center Babies 'R' Us            33,147          1.24%    243,630     1.09%       7.35
Berlin Shopping Center    Acme Markets             32,040          1.20%    320,400     1.43%      10.00
Mad River Shopping Center Office Depot             25,038          0.94%    287,937     1.29%      11.50
                                                 --------- ------------- ----------- -------- -----------

       Total 2005                                 182,585          6.84%  1,515,123     6.77%       8.30
                                                 --------- ------------- ----------- -------- -----------

          2006
Pittston Plaza            Eckerd Drug               8,468          0.32%     80,446     0.36%       9.50
                                                 --------- ------------- ----------- -------- -----------

  Total - Next 3 Years                           $327,481         12.27% $2,072,219     9.27%      $6.33
                                                 ========= ============= =========== ======== ===========



(1) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.

(2) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.

                         ANNUAL SUPPLEMENTAL DISCLOSURE
                               DECEMBER 31, 2003

                                Lease Expirations
                    -----------------------------------------




                         ----------------------------------------------------------------------
                                      Gross Leased Area               Annualized Base Rent
                                     --------------------        ------------------------------
                          Number of              Percent                      Percent  Average
                            Leases      Square      of                           of      per
                           Expiring    Footage    Total             Amount     Total   Sq. Ft.
                         ----------------------------------------------------------------------
Wholly-Owned Propeties
   Anchor Tenant Expirations
                                   1     104,243    3.90%            407,520      1.82%
                    2004           2     136,428    5.11%            476,650      2.13%   3.49
                    2005           5     182,585    6.84%          1,515,123      6.78%   8.30
                    2006           1       8,468    0.32%             80,446      0.36%   9.50
                    2007           4     169,570    6.35%          1,284,336      5.75%   7.57
                    2008           5     202,982    7.60%          1,606,960      7.19%   7.92
                    2009           5     285,112   10.68%            920,528      4.12%   3.23
                    2010           4      96,587    3.62%          1,484,688      6.64%  15.37
                    2011           2     117,868    4.42%            853,400      3.82%   7.24
                    2012           1      50,225    1.88%            516,960      2.31%  10.29
                    2013           2     115,392    4.32%          1,444,884      6.47%  12.52
                    2014           3     143,038    5.36%            778,784      3.49%   5.44
                    2015           3     134,567    5.04%          2,288,441     10.25%  17.01
                    2017           2      47,773    1.79%            955,460      4.28%  20.00
                    2018           2     111,739    4.19%            863,432      3.86%   7.73
                    2019           2     215,411    8.07%          1,362,806      6.10%   6.33
                    2020           4     218,211    8.17%          1,799,865      8.06%   8.25
                    2021           3     177,917    6.66%          1,035,619      4.63%   5.82
                    2022           1      79,502    2.98%          1,372,000      6.14%  17.26
                    2024           1      72,000    2.70%          1,296,000      5.80%  18.00

                         --------------------------------        ------------------------------
      Total Occupied              53   2,669,618  100.00%        $22,343,902    100.00%  $8.37

      -------------------------------------------

      Anchor GLA Owned by Tenants        254,916
      Total Vacant                       346,689
                                     ------------

      Total Square Feet                3,271,223
                                     ============

      -------------------------------------------


                         ----------------------------------------------------------------------
                                      Gross Leased Area               Annualized Base Rent
                                     --------------------        ------------------------------
                          Number of              Percent                      Percent  Average
                            Leases      Square      of                           of      per
                           Expiring    Footage    Total             Amount     Total   Sq. Ft.
                         ----------------------------------------------------------------------

Wholly-Owned Propeties
   Shop Tenant Expirations
         Month to Month           11      17,399    1.10%           $223,069      1.10% $12.82
                    2004          52     199,788   12.58%          2,034,610     10.01%  10.18
                    2005          49     251,729   15.85%          2,887,459     14.21%  11.47
                    2006          53     190,568   12.00%          2,366,524     11.64%  12.42
                    2007          52     207,060   13.04%          2,896,401     14.25%  13.99
                    2008          52     220,749   13.89%          3,087,513     15.18%  13.99
                    2009          34     174,280   10.97%          2,433,236     11.97%  13.96
                    2010          15     115,134    7.25%            941,336      4.63%   8.18
                    2011          16      77,149    4.86%          1,266,372      6.23%  16.41
                    2012           7      22,549    1.42%            471,259      2.32%  20.90
                    2013          13      48,654    3.06%            866,940      4.27%  17.82
                    2014           3      27,498    1.73%            193,148      0.95%   7.02
                    2015           2      15,616    0.98%            290,532      1.43%  18.60
                    2020           2      17,945    1.13%            326,120      1.60%  18.17
                    2022           1       2,205    0.14%             41,895      0.21%  19.00

                         --------------------------------        ------------------------------
      Total Occupied             362   1,588,323  100.00%        $20,326,414    100.00% $12.80

      -------------------------------------------

      Total Vacant                       293,837
                                     ------------

      Total Square Feet                1,882,160
                                     ============

      -------------------------------------------



                         ----------------------------------------------------------------------
                                      Gross Leased Area               Annualized Base Rent
                                     --------------------        ------------------------------
                          Number of              Percent                      Percent  Average
                            Leases      Square      of                           of      per
                           Expiring    Footage    Total             Amount     Total   Sq. Ft.
                         ----------------------------------------------------------------------

Wholly-Owned Propeties
   Total Tenant Expirations
         Month to Month           11      17,399    0.41%           $223,069      0.52% $12.82
                    2003           1     104,243    2.45%            407,520      0.96%   3.91
                    2004          54     336,216    7.90%          2,511,260      5.89%   7.47
                    2005          54     434,314   10.20%          4,402,582     10.32%  10.14
                    2006          54     199,036    4.67%          2,446,970      5.73%  12.29
                    2007          56     376,630    8.85%          4,180,737      9.80%  11.10
                    2008          57     423,731    9.94%          4,694,473     10.98%  11.08
                    2009          39     459,392   10.79%          3,353,764      7.86%   7.30
                    2010          19     211,721    4.97%          2,426,024      5.69%  11.46
                    2011          18     195,017    4.58%          2,119,772      4.97%  10.87
                    2012           8      72,774    1.71%            988,219      2.32%  13.58
                    2013          15     164,046    3.85%          2,311,824      5.42%  14.09
                    2014           6     170,536    4.01%            971,932      2.28%   5.70
                    2015           5     150,183    3.53%          2,578,973      6.04%  17.17
                    2017           2      47,773    1.12%            955,460      2.24%  20.00
                    2018           2     111,739    2.62%            863,432      2.02%   7.73
                    2019           2     215,411    5.06%          1,362,806      3.19%   6.33
                    2020           6     236,156    5.55%          2,125,985      4.98%   9.00
                    2021           3     177,917    4.18%          1,035,619      2.43%   5.82
                    2022           2      81,707    1.92%          1,413,895      3.31%  17.30
                    2024           1      72,000    1.69%          1,296,000      3.04%  18.00
                         --------------------------------        ------------------------------
      Total Occupied             415   4,257,941  100.00%        $42,670,316     99.99% $10.22

      -------------------------------------------

      Anchor GLA Owned by Tenants        254,916
      Total Vacant                       640,526
                                     ------------

      Total Square Feet                5,153,383
                                     ============

      -------------------------------------------



                         ----------------------------------------------------------------------
                                      Gross Leased Area               Annualized Base Rent
                                     --------------------        ------------------------------
                          Number of              Percent                      Percent  Average
                            Leases      Square      of                           of      per
                           Expiring    Footage    Total             Amount     Total   Sq. Ft.
                         ----------------------------------------------------------------------

Joint Venture Properties         (excludes jont venture owned Kroger/Safeway Portfolio)
   Anchor Tenant Expirations
                    2006           1      31,375    2.96%            365,712      2.74%  11.66
                    2007           2      51,532    4.87%            770,500      5.78%  14.95
                    2009           1      25,000    2.36%            193,750      1.45%   7.75
                    2011           3      68,400    6.46%          1,547,677     11.61%  22.63
                    2012           4     143,793   13.58%          1,429,934     10.72%   9.94
                    2013           2      89,714    8.47%          1,584,086     11.88%  17.66
                    2014           2      50,977    4.81%            868,426      6.51%  17.04
                    2017           3     124,555   11.76%          1,679,208     12.59%  13.48
                    2018           3     293,000   27.68%          3,055,000     22.92%  10.43
                    2020           1      55,096    5.20%            589,527      4.42%  10.70
                    2021           1      66,237    6.26%            630,576      4.73%   9.52
                    2022           1      59,159    5.59%            620,578      4.65%  10.49

                         --------------------------------        ------------------------------
      Total Occupied              24   1,058,838  100.00%        $13,334,974    100.00% $12.59

      -------------------------------------------

      Total Vacant                         4,132
                                     ------------

      Total Square Feet                1,062,970
                                     ============

      -------------------------------------------


                         ----------------------------------------------------------------------
                                      Gross Leased Area               Annualized Base Rent
                                     --------------------        ------------------------------
                          Number of              Percent                      Percent  Average
                            Leases      Square      of                           of      per
                           Expiring    Footage    Total             Amount     Total   Sq. Ft.
                         ----------------------------------------------------------------------

Joint Venture Properties
   Shop Tenant Expirations
         Month to Month            3      10,200    4.11%            $79,874      1.41%  $7.83
                    2004          11      55,238   22.23%          1,474,422     26.10%  26.69
                    2005           7      20,555    8.27%            511,542      9.05%  24.89
                    2006           8      20,444    8.23%            394,048      6.97%  19.27
                    2007          10      26,369   10.61%            687,286     12.16%  26.06
                    2008          11      37,705   15.18%            927,378     16.40%  24.60
                    2009           3       5,362    2.16%            172,102      3.04%  32.10
                    2011           2       4,265    1.72%             97,787      1.73%  22.93
                    2012           3      15,750    6.34%            322,073      5.70%  20.45
                    2013           5      27,745   11.17%            423,082      7.48%  15.25
                    2014           1       8,250    3.32%            284,625      5.03%  34.50
                    2018           1       6,957    2.80%             50,004      0.88%   7.19
                    2019           1       3,141    1.26%             42,000      0.74%  13.37
                    2022           1       6,462    2.60%            187,398      3.31%  29.00

                         --------------------------------        ------------------------------
      Total Occupied              67     248,443  100.00%         $5,653,621    100.00% $22.76

      -------------------------------------------

      Total Vacant                        25,669
                                     ------------

      Total Square Feet                  274,112
                                     ============

      -------------------------------------------

                         ----------------------------------------------------------------------
                                      Gross Leased Area               Annualized Base Rent
                                     --------------------        ------------------------------
                          Number of              Percent                      Percent  Average
                            Leases      Square      of                           of      per
                           Expiring    Footage    Total             Amount     Total   Sq. Ft.
                         ----------------------------------------------------------------------

Joint Venture Properties
   Total Tenant Expirations
         Month to Month            3      10,200    0.78%            $79,874      0.42%  $7.83
                    2004          11      55,238    4.23%          1,474,422      7.76%  26.69
                    2005           7      20,555    1.57%            511,542      2.69%  24.89
                    2006           9      51,819    3.96%            759,760      4.00%  14.66
                    2007          12      77,901    5.96%          1,457,786      7.68%  18.71
                    2008          11      37,705    2.88%            927,378      4.88%  24.60
                    2009           4      30,362    2.32%            365,852      1.93%  12.05
                    2011           5      72,665    5.56%          1,645,464      8.67%  22.64
                    2012           7     159,543   12.20%          1,752,007      9.23%  10.98
                    2013           7     117,459    8.98%          2,007,168     10.57%  17.09
                    2014           3      59,227    4.53%          1,153,051      6.07%  19.47
                    2017           3     124,555    9.53%          1,679,208      8.84%  13.48
                    2018           4     299,957   22.96%          3,105,004     16.36%  10.35
                    2019           1       3,141    0.24%             42,000      0.22%  13.37
                    2020           1      55,096    4.21%            589,527      3.10%  10.70
                    2021           1      66,237    5.07%            630,576      3.32%   9.52
                    2022           2      65,621    5.02%            807,976      4.26%  12.31
                         --------------------------------        ------------------------------
      Total Occupied              91   1,307,281  100.00%        $18,988,595    100.00% $14.53

      -------------------------------------------

      Total Vacant                        29,801
                                     ------------

      Total Square Feet                1,337,082
                                     ============

                    ANNUAL SUPPLEMENTAL DISCLOSURE
                           DECEMBER 31, 2003

                         Property Demographics
----------------------------------------------------------------------

----------------------------------------------------------------------



                                                                   Trade     Total
                                                                    Area     Base      Total
Property / JV Ownership %                 City              State (Miles)    Rent       GLA
-----------------------------------------------------------------------------------------------
Brandywine Town Center & Mkt Sq./22.22%   Wilmington        DE          3 10,272,147   702,049
Elmwood Park Shopping Ctr.                Elmwood Park      NJ          3  3,274,452   149,676
Abington Towne Center                     Abington          PA          3    798,975   216,542
Granville Center / 22.22%                 Columbus          OH          3  1,275,305   131,543
Hobson West Plaza                         Naperville        IL          3  1,143,138    99,044
Methuen Shopping Ctr.                     Methuen           MA          5    828,772   130,238
Crossroads Shopping Ctr. / 49%            White Plains      NY          3  5,523,606   310,919
The Branch Plaza                          Smithtown         NY          3  2,232,624   125,640
Village Commons Shopping Ctr.             Smithtown         NY          3  2,012,740    87,285
Bloomfield Town Square                    Bloomfield Hills  MI          5  1,779,608   217,499
Crescent Plaza                            Brockton          MA          3  1,692,015   218,277
239 Greenwich Avenue                      Greenwich         CT          5  1,254,282    16,834
Soundview Marketplace                     Port Washington   NY          3  2,633,577   182,367
Town Line Plaza                           Rocky Hill        CT          3  1,555,061   206,178
New Loudon Center                         Latham            NY          5  1,526,987   254,332
Pacesetter Park Shopping Ctr.             Pomona            NY          3    881,762    96,252
Mad River Station                         Dayton            OH          5  1,487,953   154,325
Greenridge Plaza                          Scranton          PA          3    668,852   198,393
Mark Plaza                                Edwardsville      PA          5    949,127   214,036
Luzerne Street Shopping Ctr.              Scranton          PA          3    272,150    57,988
East End Center                           Wilkes-Barre      PA          5    969,570   308,283
Blackman Plaza                            Wilkes-Barre      PA          5    261,504   121,341
Sheffield Crossing / 22.22%               Sheffield         OH          3  1,118,430   112,634
Amherst Marketplace / 22.22%              Amherst           OH          3    799,107    79,937
Walnut Hill Plaza                         Woonsocket        RI          5  2,231,530   285,773
Ledgewood Mall                            Ledgewood         NJ          5  4,251,099   515,980
Berlin Shopping Ctr.                      Berlin            NJ          3    802,846   188,717
Merrillville Plaza                        Hobart            IN          5  2,590,146   235,603
The Gateway Shopping Ctr.                 So. Burlington    VT          3  1,544,422   100,563
Marketplace of Absecon                    Absecon           NJ          3  1,499,872   105,251
Pittston Plaza                            Pittston          PA          3    599,728    79,494
Plaza 422                                 Lebanon           PA          3    444,020   155,026
Route 6 Plaza                             Honesdale         PA          5  1,062,543   175,507
Bradford Towne Centre                     Towanda           PA         10  1,420,961   256,939
-----------------------------------------------------------------------------------------------
                                                                          61,658,911 6,490,465
                                                                          ---------------------





                                                            3-Mile Radius
                                          ------------------------------------------------
                                                         #
                                             Total   Households  Median HH      Avg. HH
Property / JV Ownership %                    Pop.      ("HH")     Income         Income
--------------------------------------------------------------------------------------------
Brandywine Town Center & Mkt Sq./22.22%       44,176    17,490      $81,775      $102,045
Elmwood Park Shopping Ctr.                   259,975    86,557      $51,206       $61,319
Abington Towne Center                         93,360    36,608      $65,173       $80,281
Granville Center / 22.22%                    114,683    51,558      $46,830       $54,096
Hobson West Plaza                             94,003    32,812      $96,226      $111,843
Methuen Shopping Ctr.                         91,936    33,202      $40,495       $50,182
Crossroads Shopping Ctr. / 49%               104,435    40,046      $76,844       $97,936
The Branch Plaza                              67,386    22,781      $86,500       $98,961
Village Commons Shopping Ctr.                 67,862    22,859      $87,048       $99,163
Bloomfield Town Square                        62,541    24,356      $72,545      $102,892
Crescent Plaza                                99,840    35,462      $45,142       $52,972
239 Greenwich Avenue                          66,867    25,228      $94,987      $147,352
Soundview Marketplace                         46,380    16,462     $113,631      $167,275
Town Line Plaza                               45,242    19,007      $74,547       $64,079
New Loudon Center                             41,508    16,246      $55,189       $65,561
Pacesetter Park Shopping Ctr.                 25,894     8,469      $88,331      $107,734
Mad River Station                             59,585    26,299      $56,285       $67,437
Greenridge Plaza                              88,472    37,357      $32,243       $41,495
Mark Plaza                                    89,240    38,696      $31,389       $39,511
Luzerne Street Shopping Ctr.                  66,687    27,708      $30,436       $39,697
East End Center                               46,209    19,469      $32,717       $41,505
Blackman Plaza                                61,029    26,168      $30,784       $39,130
Sheffield Crossing / 22.22%                   35,452    14,048      $45,762       $54,608
Amherst Marketplace / 22.22%                  52,542    21,012      $44,259       $53,044
Walnut Hill Plaza                             59,961    24,256      $41,751       $49,362
Ledgewood Mall                                34,631    12,915      $77,309       $88,598
Berlin Shopping Ctr.                          31,313    11,105      $63,424       $74,188
Merrillville Plaza                            18,924     7,566      $54,952       $62,686
The Gateway Shopping Ctr.                     46,105    19,252      $43,524       $53,733
Marketplace of Absecon                        30,277    10,476      $51,028       $60,415
Pittston Plaza                                40,640    17,537      $36,785       $45,214
Plaza 422                                     44,416    18,047      $36,458       $43,830
Route 6 Plaza                                  7,395     3,155      $32,818       $42,657
Bradford Towne Centre                          5,506     2,344      $38,141       $46,212
------------------------------------------------------------------------------------------

                                          ------------------------------------------------
                                              59,520    23,082      $59,329       $72,273
                                          ------------------------------------------------

                                          ------------------------------------------------
                                              68,567    25,372      $64,712       $79,614
                                          ------------------------------------------------


                                                           5-Mile Radius
                                          -----------------------------------------------

                                             Total       #       Median HH     Avg. HH
Property / JV Ownership %                    Pop.        HH       Income        Income
------------------------------------------------------------------------------------------
Brandywine Town Center & Mkt Sq./22.22%      174,614    70,565      $58,573      $76,159
Elmwood Park Shopping Ctr.                   612,593   212,140      $56,661      $68,670
Abington Towne Center                        306,979   120,242      $58,804      $71,480
Granville Center / 22.22%                    267,818   116,119      $52,178      $61,015
Hobson West Plaza                            264,472    93,258      $83,440      $96,333
Methuen Shopping Ctr.                        198,133    73,801      $46,809      $56,761
Crossroads Shopping Ctr. / 49%               203,644    75,012      $91,027     $122,223
The Branch Plaza                             198,575    64,367      $78,576      $90,006
Village Commons Shopping Ctr.                197,398    63,981      $79,019      $90,486
Bloomfield Town Square                       166,366    63,987      $77,660     $106,428
Crescent Plaza                               168,024    60,373      $50,116      $58,235
239 Greenwich Avenue                         141,499    51,663      $92,448     $141,180
Soundview Marketplace                        143,395    52,155      $97,968     $139,340
Town Line Plaza                              151,760    60,763      $56,343      $66,119
New Loudon Center                            152,497    63,018      $46,569      $56,589
Pacesetter Park Shopping Ctr.                128,097    37,540      $71,637      $88,824
Mad River Station                            130,304    55,583      $58,803      $72,512
Greenridge Plaza                             126,562    53,080      $34,803      $44,679
Mark Plaza                                   124,722    53,562      $34,002      $42,614
Luzerne Street Shopping Ctr.                 120,838    50,392      $34,650      $44,561
East End Center                              114,991    49,565      $33,939      $42,506
Blackman Plaza                               116,682    50,274      $33,089      $41,383
Sheffield Crossing / 22.22%                  121,322    47,230      $45,775      $54,558
Amherst Marketplace / 22.22%                  97,181    38,366      $40,461      $49,765
Walnut Hill Plaza                             94,203    37,077      $48,793      $57,263
Ledgewood Mall                               105,973    38,609      $75,159      $86,345
Berlin Shopping Ctr.                          94,688    34,457      $60,908      $70,450
Merrillville Plaza                            84,180    31,820      $52,697      $60,610
The Gateway Shopping Ctr.                     68,034    27,816      $45,474      $56,025
Marketplace of Absecon                        68,488    23,943      $50,386      $59,385
Pittston Plaza                                72,326    31,010      $38,049      $46,790
Plaza 422                                     61,325    24,358      $40,383      $48,126
Route 6 Plaza                                 11,704     4,849      $33,779      $43,036
Bradford Towne Centre                          8,813     3,627      $38,371      $46,994
-----------------------------------------------------------------------------------------

                                          -----------------------------------------------
                                             147,934    56,885      $56,384      $69,765
                                          -----------------------------------------------

                                          -----------------------------------------------
                                             169,089    62,189      $62,400      $77,620
                                          -----------------------------------------------


                                                          10-Mile Radius
                                          -----------------------------------------------

                                             Total           #      Median HH      Avg. HH
Property / JV Ownership %                    Pop.           HH       Income        Income
------------------------------------------------------------------------------------------
Brandywine Town Center & Mkt Sq./22.22%            -         -           $-           $-
Elmwood Park Shopping Ctr.                         -         -            -            -
Abington Towne Center                              -         -            -            -
Granville Center / 22.22%                          -         -            -            -
Hobson West Plaza                                  -         -            -            -
Methuen Shopping Ctr.                              -         -            -            -
Crossroads Shopping Ctr. / 49%                     -         -            -            -
The Branch Plaza                                   -         -            -            -
Village Commons Shopping Ctr.                      -         -            -            -
Bloomfield Town Square                             -         -            -            -
Crescent Plaza                                     -         -            -            -
239 Greenwich Avenue                               -         -            -            -
Soundview Marketplace                              -         -            -            -
Town Line Plaza                                    -         -            -            -
New Loudon Center                                  -         -            -            -
Pacesetter Park Shopping Ctr.                      -         -            -            -
Mad River Station                                  -         -            -            -
Greenridge Plaza                                   -         -            -            -
Mark Plaza                                         -         -            -            -
Luzerne Street Shopping Ctr.                       -         -            -            -
East End Center                                    -         -            -            -
Blackman Plaza                                     -         -            -            -
Sheffield Crossing / 22.22%                        -         -            -            -
Amherst Marketplace / 22.22%                       -         -            -            -
Walnut Hill Plaza                                  -         -            -            -
Ledgewood Mall                               278,307   100,409      $84,897      $99,923
Berlin Shopping Ctr.                               -         -            -            -
Merrillville Plaza                           344,569   130,349      $48,747      $57,323
The Gateway Shopping Ctr.                          -         -            -            -
Marketplace of Absecon                             -         -            -            -
Pittston Plaza                                     -         -            -            -
Plaza 422                                          -         -            -            -
Route 6 Plaza                                      -         -            -            -
Bradford Towne Centre                         17,398     6,799      $38,245      $46,336
-----------------------------------------------------------------------------------------

                                          -----------------------------------------------
                                             227,315    83,555      $64,566      $76,319
                                          -----------------------------------------------

                                          -----------------------------------------------
                                             254,208    93,696      $65,541      $77,352
                                          -----------------------------------------------





Property / JV Ownership %                        County                       MSA
-------------------------------------------------------------------------------------------------
Brandywine Town Center & Mkt Sq./22.22%   Bergen               Wilmington-Newark, DE
Elmwood Park Shopping Ctr.                Bergen               Bergen-Passaic, NJ
Abington Towne Center                     Bucks                Philadelphia, PA
Granville Center / 22.22%                 Franklin             Columbus, OH
Hobson West Plaza                         DuPage               Chicago, IL
Methuen Shopping Ctr.                     Essex                Boston, MA-NH
Crossroads Shopping Ctr. / 49%            Westchester          New York, NY
The Branch Plaza                          Suffolk              Nassau-Suffolk, NY
Village Commons Shopping Ctr.             Suffolk              Nassau-Suffolk, NY
Bloomfield Town Square                    Oakland              Detroit, MI
Crescent Plaza                            Plymouth             Boston, MA-NH
239 Greenwich Avenue                      Fairfield            New Haven-Meriden, CT
Soundview Marketplace                     Nassau               Nassau-Suffolk, NY
Town Line Plaza                           Hartford             Hartford, CT
New Loudon Center                         Albany               Albany-Schenectady-Troy, NY
Pacesetter Park Shopping Ctr.             Rockland             New York, NY
Mad River Station                         Montgomery           Dayton-Springfield, OH
Greenridge Plaza                          Lackawanna           Scranton-Wilkes Barre-Hazelton, PA
Mark Plaza                                Luzerne              Scranton-Wilkes Barre-Hazelton, PA
Luzerne Street Shopping Ctr.              Lackawanna           Scranton-Wilkes Barre-Hazelton, PA
East End Center                           Luzerne              Scranton-Wilkes Barre-Hazelton, PA
Blackman Plaza                            Luzerne              Scranton-Wilkes Barre-Hazelton, PA
Sheffield Crossing / 22.22%               Lorain               Cleveland-Lorain-Elyria
Amherst Marketplace / 22.22%              Lorain               Cleveland-Lorain-Elyria
Walnut Hill Plaza                         Providence           Providence-Fall River, RI
Ledgewood Mall                            Morris               Newark, NJ
Berlin Shopping Ctr.                      Burlington           Philadelphia, PA, NJ
Merrillville Plaza                        Lake                 Gary, IN
The Gateway Shopping Ctr.                 Chittenden           Burlington, VT
Marketplace of Absecon                    Atlantic             Atlantic City-Cape May, NJ
Pittston Plaza                            Luzerne              Scranton-Wilkes Barre-Hazelton, PA
Plaza 422                                 Lebanon              Harrisburg-Lebanon-Carlisle, PA
Route 6 Plaza                             Wayne                N/A
Bradford Towne Centre                     Bradford             N/A
-------------------------------------------------------------------------------------------------




                         ANNUAL SUPPLEMENTAL DISCLOSURE
                                DECEMBER 31, 2003

                      Residential (Multi-family) Properties
                   -----------------------------------------

                                                                             ---------------

                                                                               % Occupied    % Occupied
                                                                              December 31,  September 30,
                Property                    Location    Square Feet   Units        2003          2003       Occupied
------------------------------------------------------------------------------------------------------------------------

              Mid-Atlantic

             North Carolina
-----------------------------------------
           Village Apartments             Winston Salem     578,606      600             89%          89%           531

                Mid-West

                Missouri
-----------------------------------------
Gate House, Holiday House, Tiger Village,   Columbia        628,891      874             98%          97%           857
                                                       --------------------------------------------------
          Colony Apartments (1)


                 Totals                                   1,207,497    1,474             94%          94%         1,388
                                                       ==================================================

                                                                             ---------------



(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions